As filed with the Securities and Exchange Commission on May 14, 2002
                      Securities Act Registration No: 333-
                  Investment Company Act Registration No.: 811-21092
===============================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2
                        (Check appropriate box or boxes)
[X]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]                        Pre-Effective Amendment No.
[ ]                       Post-Effective Amendment No.
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
[X]                      INVESTMENT COMPANY ACT OF 1940
[ ]                               Amendment No.
                           NEW COLONY INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                           Sentry Select Capital Corp.
                        130 King Street West, Suite 2850
                        Toronto, Ontario, Canada M5X 1A4
                     (Address of Principal Executive Offices
                including Number, Street, City, State, Zip Code)
                                 (416) 364-8788
              (Registrant's Telephone Number, Including Area Code)
                            Corporation Trust Company
                               1209 Orange Street,
                        New Castle County, Delaware 19801
                     (Name and Address of Agent for Service)
                     (Number, Street, City, State, Zip Code)

                  Please send copies of all communications to:
                                Paul S. Schreiber
                               Shearman & Sterling
                 599 Lexington Avenue, New York, New York 10022

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

[ ]   when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed registration statement.

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration
      statement for the same offering is       .

                           CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
                                Proposed         Proposed
  Title of                      Maximum          Maximum
 Securities      Amount         Offering         Aggregate          Amount of
   Being         Being         Price Per         Offering          Registration
 Registered   Registered(1)       Unit           Price(2)            Fee (3)
-------------------------------------------------------------------------------

Units of
Trust
Interest       3,450,000        $20.00         $69,000,000            $6,348
-------------------------------------------------------------------------------


(1) Of this amount, 450,000 units relate to an over-allotment option granted to the Distributor, Investors Capital Corporation.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.

(3)  Transmitted prior to filing.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART A  -  INFORMATION REQUIRED IN A PROSPECTUS
PART B  -  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                              CROSS REFERENCE SHEET
                                  PARTS A AND B

Item
 No.                 Caption                         Location in Prospectus

1.     Outside Front Cover Page...................  Outside Front Cover Page
2.     Inside Front and Outside Back Cover Page...  Inside Front and Outside
                                                    Back Cover Page
3.     Fee Table and Synopsis.....................  Summary of Fund Expenses;
                                                    Fees and Expenses
4.     Financial Highlights.......................  Not Applicable
5.     Plan of Distribution.......................  Plan of Distribution
6.     Selling Unitholders........................  Not Applicable
7.     Use of Proceeds............................  Use of Proceeds
8.     General Description of the Registrant......  Outside Front Cover Page;
                                                    Summary; Investment
                                                    Objective and Strategies;
                                                    General Information
9.     Management.................................  Management of the Fund;
                                                    Trustees and Officers(SAI)
10.    Capital Stock, Long-Term Debt, and Other
       Securities.................................  General Information
11.    Defaults and Arrears on Senior Securities..  Not Applicable
12.    Legal Proceedings..........................  Not Applicable
13.    Table of Contents of the Statement of
       Additional Information.....................  Table of Contents of SAI
14.    Cover page of SAI..........................  Cover Page (SAI)
15.    Table of Contents of SAI...................  Table of Contents (SAI)
16.    General Information and History............  Not Applicable
17.    Investment Objective and Policies..........  Investment Objectives and
                                                    Strategies; Management
                                                    Strategy; Additional
                                                    Information on Investment
                                                    Techniques of the Fund (SAI)
18.    Management.................................  Management  of the Fund;
                                                    Trustees  and Officers
                                                    (SAI)
19.    Control Persons and Principal Holders of
       Securities.................................  Not Applicable
20.    Investment Advisory and Other Services.....  Management of the Fund;
                                                    Investment Management
                                                    and Other Services (SAI)
21.    Brokerage Allocation and Other Practices...  Portfolio Transactions (SAI)
22.    Tax Status.................................  Tax Considerations, Taxes
                                                    (SAI)
23.    Financial Statements.......................  Financial Statements (SAI)

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer is not permitted.


                       SUBJECT TO COMPLETION, MAY 10, 2002


                            PROSPECTUS (Not Complete)


                     NEW COLONY PROTECTED EQUITY INCOME FUND
                                   a series of
                           NEW COLONY INVESTMENT TRUST
                                     [LOGO]


                           Maximum of 3,000,000 Units
                           Minimum of 1,000,000 Units
                                 $20.00 per Unit



                           SENTRY SELECT CAPITAL CORP.
                                     ADVISER

                        R.N. CROFT FINANCIAL GROUP, INC.
                                   SUB ADVISER

                          INVESTORS CAPITAL CORPORATION
                                   DISTRIBUTOR



New Colony Protected Equity Income Fund (the "Fund") is the sole series of units of New Colony Investment Trust, a newly formed trust registered under the Investment Company of 1940 Act, as amended, as a closed-end management investment company. The Fund's investment objectives are to provide persons who purchase its units with a stable stream of monthly distributions, preserve and potentially enhance the value of the Fund's Managed Portfolio (as defined below) in order to provide capital appreciation above the original issue price, and return the original issue price of its units ($20.00 per unit) to unitholders. The Fund seeks to achieve its objectives by (i) investing the net proceeds of this offering (excluding the cost of the Put Contract (described below)) in a diversified portfolio (the "Managed Portfolio") consisting principally of equity securities and options of large capitalization U.S. companies selected from the Standard & Poor's 100 Stock Index (the "S&P 100 Index") and (ii) acquiring with the balance of the net proceeds of this offering a put option (the "Put Contract") on the S&P 100 Index, entitling the Fund to sell a position in the S&P 100 Index equal to the net proceeds of the offering at the time of the
closing of the offering (expected to be       , 2002) in exchange for an amount
equal to the gross proceeds of the offering on the Termination Date (expected to
be       , 2012).

     INVESTING IN THE FUND'S UNITS INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" AND "OTHER RISKS" IN THE BODY OF THIS PROSPECTUS.

     This prospectus applies to the offering of the Fund's units. The units will be offered until , 2002. The Fund has registered 3,000,000 units, not including units issuable pursuant to the over-allotment option, for sale under the registration statement to which this prospectus relates.

     Neither the SEC nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

     The Fund will apply to list its units on the New York Stock Exchange, the American Stock Exchange or another national securities exchange.

     Securities of closed-end funds often trade at a discount from their net asset value and there can be no assurance that the units will trade at a price equal to the net asset value per unit. The Fund is a newly formed entity and has no previous operating history upon which investors can evaluate the Fund's performance.

     If you purchase units in the Fund, you will become bound by the terms and conditions of the Fund's Declaration of Trust (the "Trust Agreement"). A copy of the Trust Agreement is attached as an appendix to the Fund's statement of additional information dated , 2002 ("SAI").

     This prospectus provides information that you should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, has been filed with the Securities and Exchange Commission. You may obtain a copy of the SAI upon request and without charge by writing to New Colony Investment Trust, 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4 or by calling toll free 1-888-246-6656. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 31 of this prospectus. The SAI and other information about the Fund are also available on the Securities and Exchange Commission's website at http://www.sec.gov. The address of the Securities and Exchange Commission's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

                                                Per Unit            Total
Offering Amount................................  $20.00             $60,000,000
Sales Load (1).................................  $1.88              $ 5,640,000
Proceeds to the Fund (2).......................  $18.12             $54,360,000

(1)  Pursuant to an underwriting agreement between Investors Capital
     Corporation (the "Distributor") and the Fund, the Distributor has agreed to offer the Fund's units for sale, as agent of the Fund, on a best efforts basis, if, as and when issued by the Fund. The Distributor will receive a fee consisting of a selling commission equal to 5.5% of the price of each unit sold, a non-accountable fee equal to 2.5% of the price of each unit sold and a selected dealers payment of 1.4% of the price of each unit sold. The minimum initial investment is $2,000. The Distributor may form a sub-distributor group including other qualified investment dealers and determine the fee payable to members of such group, which fee will be paid by the Distributor. The proceeds of this initial offering will be received by the Fund and invested pursuant to the Fund's investment policies. State Street Bank and Trust Company will act as the escrow agent for the purpose of receiving payments from potential subscribers in the Fund until the required minimum offering amount of $20,000,000 is reached. The escrow agent shall establish an account in the name of "New Colony Protected Equity Income Fund, Special Escrow Account" for the benefit of investors. The escrow agent shall promptly deposit in the account all checks remitted by potential investors and made payable to the Fund. Balances on deposit in the account will earn interest at prevailing market rates pursuant to arrangements approved by the Fund. The proceeds of the offering will be invested as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Fund and the closing of the offering.

(2) Assumes sale of all units currently registered at the net asset value indicated. The Fund expects to incur additional organizational and offering expenses of approximately $880,000.

     The units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

     You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

                          INVESTORS CAPITAL CORPORATION
                   The date of this prospectus is May , 2002.

                                TABLE OF CONTENTS


SYNOPSIS......................................................................1

SUMMARY OF FUND EXPENSES......................................................8

THE FUND......................................................................9

USE OF PROCEEDS...............................................................9

INVESTMENT OBJECTIVES AND STRATEGIES..........................................9

RISK FACTORS.................................................................15

OTHER RISKS..................................................................17

MANAGEMENT OF THE FUND.......................................................19

FEES AND EXPENSES............................................................21

VOTING.......................................................................21

CONFLICTS OF INTEREST........................................................22

SUBSCRIPTIONS FOR UNITS......................................................22

REPURCHASES OF UNITS.........................................................23

NET ASSET VALUATION..........................................................25

TAX CONSIDERATIONS...........................................................25

PLAN OF DISTRIBUTION.........................................................26

DIVIDEND DISTRIBUTION POLICY.................................................27

DISTRIBUTION REINVESTMENT PLAN...............................................27

PRIVACY NOTICE FOR INDIVIDUAL INVESTORS......................................30

GENERAL INFORMATION..........................................................30

TABLE OF CONTENTS OF SAI.....................................................31

                                    SYNOPSIS

     This is only a summary and does not contain all of the information that you should consider before investing in the Fund. This summary is qualified entirely by the detailed information appearing elsewhere in this prospectus and the Fund's SAI and by the terms and conditions of the Trust Agreement, each of which you should read carefully.

The Fund:      New Colony Protected Equity Income Fund is the sole series of New Colony Investment Trust (the "Trust"), a newly formed business trust organized under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company.
               The Fund's units are also registered under the Securities Act of 1933, as amended. The Trust's Board of Trustees (each, a
               "Trustee" and collectively, the "Board") has selected Sentry
               Select Capital Corp. ("Sentry Select" or the "Adviser") as the investment adviser to the Fund. Throughout this prospectus, we refer to New Colony Protected Equity Income Fund simply as the
               "Fund" or as "we" "us" or "our." See "The Fund."

Offering:      This offering consists of transferable units of the Fund. This
               offering is anticipated to close on         , 2002.

Amount:        Maximum: $60,000,000 (3,000,000 units)

Over-Allotment
Option:        Minimum: $20,000,000 (1,000,000 units)

               The Fund has granted to the Distributor (as defined below) an option to sell up to an additional 450,000 units if the offering amount of $60,000,000 is exceeded.

Price:         $20.00 per unit

Minimum
Purchase:      100 units ($2,000)

Investment
Objectives:    Our investment objectives are (i) to provide our unitholders with a stable stream of monthly distributions targeted to be at least
               $0.15 per unit ($1.80 or 9% per annum of the original issue price); (ii) to preserve and potentially enhance the value of our
               Managed Portfolio (described below), so as to cause the value of our units to exceed the original issue price upon the termination of the Fund; and (iii) to return the original issue price of our units ($20.00 per unit) to unitholders on the Termination Date
               (as described below, and expected to be        , 2012).

Investment
Strategy:      Managed Portfolio. To achieve our monthly distribution
               and preservation objectives, we expect to invest the net proceeds of this offering (less the cost of the Put Contract
               (described below)) in a diversified portfolio (the "Managed
               Portfolio") consisting principally of equity securities of companies selected from the Standard & Poor's 100 Stock Index
               (the "S&P 100").

               Option Program. We intend, from time to time, to write covered call options in respect of all or part of the securities in our Managed Portfolio. In addition, we may write cash covered put options in respect of securities in which we are permitted to invest. From time to time, we may hold a portion of our assets in cash equivalents or utilize such cash equivalents to provide cover in respect of the writing of cash covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to such put options.

               Capital Preservation. To provide us with the means to return the original issue price of our units on or about the Termination Date, we propose to acquire a put option (the "Put Contract") on the S&P 100, entitling us to sell a position equal to the net proceeds of the offering at our inception in exchange for an amount equal to the gross proceeds of the offering on the Termination Date.

               The Put Contract would protect our unitholders against a loss in the original issue amount of our units so long as we have managed to produce a value of our Managed Portfolio such that the Managed Portfolio at least matched in value our position in the index on the Termination Date.

               Our ability to pay the original issue price of our units may be
               affected by the creditworthiness of             , as counterparty
               to the Put Contract, and the extent to which such counterparty satisfies its obligation under the Put Contract. See "Investment Objectives and Strategies--Capital Preservation and the Put Contract."

Credit
Facility:      We may establish a revolving line of credit and may
               borrow funds under the credit facility to buy additional investments for our Managed Portfolio. The amount that we borrow under our credit facility will be limited to 25% of our total assets. We intend to use borrowing in part to increase the potential returns of the Fund by seeking to borrow funds at a lower rate of interest than the expected rate of return on an investment financed by the borrowed funds. See "Investment
               Objectives and Strategies--Borrowing" and "Other
               Risks--Borrowing." The terms of our credit facility are described in our SAI under the caption "Additional Information on Investment Techniques of the Fund."

Representative
Securities:    The following are the names of corporations whose
               securities (the "Representative Securities") we may invest in as part of the Managed Portfolio:

               3M Co.                       Home Depot Inc.
               AES Corp.                    Honeywell International Inc.
               Alcoa Inc.                   International Business Machines
               Allegheny Technologies Inc.  Intel Corp.
               American International Group International Paper
               American Express             Johnson & Johnson
               American Electric Power      JP Morgan Chase & Co.
               Amgen Inc.                   Lehman Brothers Hldgs.
               Anheuser-Busch Corp.         Limited Inc.
               AOL Time Warner              Lucent Technologies
               AT&T Corp.                   May Department Store
               Avon Products                McDonald's Corp.
               Baker Hughes Inc.            Medimmune Inc.
               Bank of America              Medtronic Inc.
               Bank One Corp.               Merck & Co Inc.
               Baxter International Inc.    Merrill Lynch & Co.

               Black & Decker Corp.         Microsoft Corp.
               Boeing Company               Morgan Stanley, Dean Witter & Co.
               Boise Cascade Co.            National Semiconductor
               Bristol-Myers Squibb         Nextel Communications
               Burlington North Santa
               Fe Corp.                     Norfolk Southern Corp.
               Campbell Soup Co.            Nortel Networks Corp. Holding Co.
               Cigna Corp.                  Oracle Corp.
               Cisco Systems Inc.           PepsiCo Inc.
               Citigroup Inc.               Pfizer Inc.
               Clear Channel Co.            Pharmacia Corp.
               Coca-Cola Co.                Philip Morris Co.
               Colgate-Palmolive            Procter & Gamble
               Computer Sciences Corp.      RadioShack Corp.
               Delta Air Lines              Raytheon Co.
               Dow Chemical Co.             Rockwell Automation, Inc.
               Du Pont (E.I.)               Sara Lee Corp.
               Eastman Kodak Co.            SBC Communications
               EL Paso Corp.                Schlumberger Ltd.
               EMC Corp.                    Sears Roebuck & Cos.
               Entergy Corp.                Southern Co.
               Exelon Corp.                 Texas Instruments
               Exxon Mobil Corp.            Toys R US Hldgs. Cos.
               FedEx Corporation            Tyco International
               Ford Motor Co.               Unisys Corp.
               General Dynamics             United Technologies
               General Electric             US Bancorp
               General Motors Corp.         Verizon Communications
               Gillette Co.                 Viacom Inc
               Halliburton Corp.            Wal-Mart Stores
               Harrah's Entertainment       Walt Disney Co.
               Hartford Financial           Wells Fargo & Co.
               HCA Inc.                     Weyerhaeuser Co.
               HJ Heinz Co.                 Williams Cos.
               Hewlett-Packard              Xerox Corp.

               We will invest the proceeds from the sale of units, not including the amount of any placement fees paid by our unitholders and net of our fees and expenses, to pursue our investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by us.

Listing: There is currently no public market for our units. We will apply to list our units on the New York Stock Exchange, the American Stock Exchange or another national securities exchange. If this listing is secured, units will be freely tradable on the exchange.

Risk Factors:  Investing in our units entails substantial risks, including the following (each of which is discussed more fully under the captions "Risk Factors" or "Other Risks" in the body of this prospectus):

               o we may not be able to achieve our monthly distribution and capital preservation objectives;

               o although the Put Contract is designed to return the original issue price to unitholders on the Termination Date, we will be exposed to the risks associated with generating the returns required to maintain a Managed Portfolio sufficient to settle the Put Contract on the Termination Date and with the creditworthiness of the counterparty under the Put Contract;

               o in the event of early termination of the Put Contract and our failure to enter into additional put or other transactions, we (and consequently our unitholders) may not receive an amount at least equal to the original issue price on the Termination Date;

               o as with all closed-end funds, our units may trade in the market at a higher or lower price than the our net asset value per unit and there can be no guarantee that our units will trade at a price equal to our net asset value per unit;

               o if you tender your units to any repurchase offer prior to the Termination Date you may forgo some of the benefits of the capital repayment protections provided by the Put Contract (which will generally be valued in full only at or near the Termination Date) and may therefore receive a repurchase amount which is less than the original issue price;

               o our net asset value will vary according to, among other things, the value of our Managed Portfolio securities acquired by us, the amount of debt outstanding in our credit facility, the judgments as to the counterparty's ability to meet its obligations under the Put Contract and interest rate fluctuations;

               o borrowing to enhance returns on our Managed Portfolio may result in capital losses or a decrease in net cash distributions to you or may require us to sell investments or to terminate involvement in options (by entering into offsetting positions, for example) in order to comply with the terms of our credit facility, which may adversely affect the returns earned by us;

               o liquidity and counterparty risks associated with the writing of covered call options and cash covered put options and with purchasing and selling of options;

               o counterparty risks associated with securities lending; and

               o our lack of operating history and the current absence of a public trading market for our units.


Board
of Trustees:   We have a Board of Trustees that has overall responsibility for establishing and reviewing our investment objectives and our management as well as the Adviser. See "Management of the Fund."

The Adviser:   Under an investment advisory agreement, Sentry Select Capital
               Corp. (the "Adviser" or "Sentry Select"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, provides investment advisory and management services to us, subject to the supervision of our Board.

               The Adviser was incorporated under the laws of the Province of Ontario. It currently sponsors and provides investment management, administrative and marketing services to investment companies in Canada. As of March 31, 2002,
               Sentry Select had approximately $500 million in assets under management.

The
Sub-Adviser:   Pursuant to an investment sub-advisory agreement, the Adviser has retained R.N. Croft Financial Group, Inc. (the "Sub-Adviser" or "CFG"), an investment adviser registered under the Investment
               Advisers Act of 1940, as amended, to act as Sub-Adviser to the Fund with respect to our Managed Portfolio.

               The Sub-Adviser was incorporated under the laws of the Province of Ontario on December 5, 1989. In advising on asset allocation and option strategies, CFG will assist us in making investment decisions with regard to our Managed Portfolio and advising the Adviser in our call option writing and put option writing program and our buying and purchasing options.

Custodian:     We have retained State Street Bank and Trust Company to provide us with certain custodial services and to act as the escrow agent.

Termination:   We propose to terminate and distribute our net assets to
               unitholders on           , 2012 (the "Termination Date"), unless
               a majority of our unitholders vote to continue the Fund at a meeting called for that purpose. See "Termination of the Fund."

Fees and
Expenses:      Investment Management Fee. In consideration of the
               advisory and other services provided by the Adviser to us, we will pay the Adviser an investment management fee at an annual rate equal to 1.10% of the Fund's month-end net asset value, including assets contributed by the Adviser (or its affiliates) and before giving effect to any repurchases by us of our units.
               The investment management fee will accrue monthly and will be payable monthly. The investment management fee will be paid to the Adviser out of our assets. The Adviser will pay a fee monthly to the Sub-Adviser out of its investment management fee, at an annual rate equal to 0.30% of our month-end net asset value, calculated in the same manner as the fee paid to the Adviser.

               Our Operating Expenses. We will pay the expenses incurred in connection with its organization and the offering of our units, estimated to be $880,000. We will pay all ordinary expenses incurred in connection with our operation and administration, estimated to be $358,000 per annum (or 1.8% per annum of our estimated average annual net assets).

               Servicing Fee. We will pay an annual servicing fee (calculated and paid at the end of each calendar quarter) equal to 0.50% of our net asset value for each unit held by clients of Investors Capital Corporation and its distributors (collectively, the "Distributors").

               Distribution Fee. We will pay to the Distributor a fee consisting of a selling commission equal to 5.50% of the price of each unit sold, a non-accountable fee of 2.50% of the price of each unit sold and a selected dealers payment of 1.40% of the price of each unit sold.

Conflicts of
Interest:      The investment activities of the Adviser, the Sub-Adviser, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to us. Our operations may give rise to other conflicts of interest. See "Conflicts of Interest."

Repurchase
of Units:      You will not have the right to require us to repurchase
               your units. We may, from time to time, in our discretion, offer to repurchase our units pursuant to written tender offers. Our
               Board will have sole discretion as to whether, and on what terms, we will repurchase units from unitholders. Repurchases will be subject to a repurchase charge equal to 4% of our net asset value per unit repurchased. Our Board will consider, among other things, (1) whether any unitholders have requested to tender units to us; (2) the liquidity of our assets; (3) our investment plans and working capital requirements; (4) the relative
               economies of scale with respect to our size; (5) our history in repurchasing units; (6) the existing condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; (7) the
               anticipated tax or other regulatory consequences to us of any proposed repurchases of our units, as well as the recommendation of the Adviser; and (8) the availability of information as to the value of our units. The Adviser expects that it will recommend to the Board that we offer to repurchase our units from unitholders
               on       , 2003 and thereafter on a quarterly basis, in all cases
               in accordance with the Trust's repurchase procedures described in this prospectus and our SAI.

Investor
Suitability:   It is possible you may lose some or all of your investment in the
               Fund. Accordingly, before making an investment decision, you should, among other things, (i) consider the suitability of the investment with respect to your investment objectives and personal situation and (ii) consider other factors including your personal net worth, income, age, risk tolerance and liquidity needs.

Taxes: We intend to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 for federal income tax purposes. As a regulated investment company, we will generally be exempt from federal income taxes on net investment income and capital gains distributed to unitholders, as long as at least 90% of our investment income and net short-term capital gains are distributed to our unitholders each year.

Employee
Benefit Plans
and Other
Tax-Exempt
Entities:      Investors subject to the Employee Retirement Income Security
               Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each, a "tax-exempt" entity) may purchase our units.
               Our assets should not be considered to be "plan assets" for purposes of ERISA. Investment in the Fund by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this prospectus and our SAI and to consult their own legal, tax and accounting advisers with respect to their consideration of an investment in the Fund.

Reports to
Unitholders:   We will provide our unitholders as soon as
               practicable after each taxable year with the information necessary to complete federal and state income tax or information returns along with any tax information we are required to provide by law. We anticipate sending our unitholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the Investment Company Act. See

               "General Information."

Fiscal Year:   For accounting purposes, our fiscal year is the period
               ending on October 31. Our taxable year is the period ending
               October 31.

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees we expect to incur and that our unitholders can expect to bear directly or indirectly:

Unitholder Transaction Expenses

   Estimated Initial Offering Expenses....................................10.8%
   Maximum Sales Charge on Reinvested Distributions........................None
   Maximum Early Withdrawal Charge.........................................None


Annual Expenses (as a percentage of net assets attributable to units)

   Investment Management Fee (paid to the Adviser)........................1.10%
   Servicing Fee (paid to Distributors)...................................0.50%
   Other Expenses1........................................................0.40%


Total Annual Expenses.....................................................2.00%

     The purpose of the table above is to assist prospective investors in understanding the various costs and expenses our unitholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses."

Example

     Based on the estimated level of fees and expenses, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

        1 YEAR       3 YEARS        5 YEARS        10 YEARS
        ------       -------        -------        --------
        $ 20.00      $ 61.82        $ 106.18       $ 229.28


The preceding example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example above. A greater rate of return than that used in the preceding example would increase certain fees paid by the Fund.





---------------------

1 "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of our operations, and includes professional fees and other expenses that we will bear directly, including fees paid to our administrator and custody fees and expenses. "Other Expenses" does not include the cost of the Put Contract, estimated to 9.00% of the offering proceeds.

                                    THE FUND

     The Fund is the sole initial series of units of the Trust, which is a business trust organized under the laws of the state of Delaware on May 9, 2002 that has no operating history and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund's units are also registered under the Securities Act of 1933, as amended. Our principal office is located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada MSX 1A4, and our registered office is located at 1209 Orange Street, New Castle County, Delaware 19801. Investment advisory services are provided to us by the Adviser, Sentry Select Capital Corp., an Ontario corporation, pursuant to an investment advisory agreement. Investment sub-advisory services are provided to us by the Sub-Adviser, R.N. Croft Financial Group, Inc., an Ontario corporation, pursuant to a sub-advisory agreement. Responsibility for monitoring and overseeing our investment program and our management and operation is vested in the individuals who serve on our Board of Trustees. See "Management of the Fund".

                                 USE OF PROCEEDS

     We will invest the proceeds from the sale of our units, net of our fees and expenses, to pursue our investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by us. We will pay the expenses incurred in connection with our organization and the offering of our units, estimated to be $880,000, from the proceeds of this offering.

                      INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

     Our investment objectives are: (i) to provide unitholders with a stable stream of monthly distributions targeted to be at least $0.15 per unit ($1.80 per annum or 9% on the original issue price), (ii) to preserve and potentially enhance the value of the Fund's Managed Portfolio described below, so as to provide our unitholders with capital appreciation above the original issue price upon the termination of the Fund, and (iii) to return the original issue price
of our units ($20.00 per unit) to unitholders on         , 2012 (previously
defined as the "Termination Date"). There can be no assurance that we will achieve our investment objectives and an investor in the Fund may experience losses.

     Our investment objectives may be changed without the approval of our unitholders, although unitholders will be notified of any change. In addition, except as otherwise stated in this prospectus or in our SAI, our investment policies and restrictions, which may be changed without a vote of a majority of our outstanding voting securities, are not fundamental and may be changed by the Board. Our stated fundamental investment policies are listed in the SAI. Our principal investment strategies are discussed below. Changes to our investment policies or investment strategies will be made only if the Board believes doing so would be consistent with our investment objectives. Notice will be provided to our unitholders of any such change.

Principal Investment Strategies

     Managed Portfolio

     In order to achieve our monthly distribution and preservation objectives, we anticipate that the net proceeds of this offering (less the cost of the Put Contract) will be managed in our Managed Portfolio, a diversified portfolio consisting principally of equity securities and options of companies selected from the S&P 100.

     We may hold a portion of our assets in cash equivalents, pending investment or to maintain the liquidity necessary to effect repurchases or monthly distributions or for other purposes, including defensive investments.

     Monthly Distributions

     We intend to make monthly cash distributions to unitholders of record on the last business day of each month and pay these cash distributions on or about the 15th day following the month end. The monthly cash distributions are targeted to be at least $0.15 per unit ($1.80 or 9% per annum on the original issue price). We anticipate that the initial cash distribution
will be payable on          , 2002 for our unitholders of record on      , 2002
in the amount of $0.15 per unit.

     Monthly cash distributions over the life of the Fund will be derived primarily from net realized capital gains and income from our Managed Portfolio, including (a) premiums from writing covered call options from time to time in respect of all or parts of the securities held in our Managed Portfolio; (b) from writing cash covered put options on securities in which we are permitted to invest; (c) from dividends received on our portfolio; (d) proceeds from buying and selling call and put options in respect of all or parts of the securities held in the Managed Portfolio; and (e) in certain circumstances, through the sale of securities and the return of capital to our unitholders.

     Our ability to make our targeted monthly distributions is primarily dependent on the success of our management of the Managed Portfolio in such a way as to achieve these levels of average annual returns.

     Capital Preservation and the Put Contract

     In seeking to provide the means to return the original issue price of our units on or about the Termination Date, we propose, as soon as practicable following closing, to enter into a put option (previously defined as the "Put
Contract") on the S&P 100 with         as counterparty pursuant to which we
will sell a position in the S&P 100 equal to the balance of the net proceeds of the offering at the closing of this offering for an amount equal to the gross proceeds of the offering on the Termination Date. The Put Contract is designed to protect our unitholders against a loss in the original issue amount of our units so long as we have managed to produce a value of the Managed Portfolio to be matched to the value of our position in the index on the Termination Date, meaning that the value of the Managed Portfolio at the Termination Date must at least equal the value of the net proceeds of the offering at the Termination Date, had the net proceeds been invested in the S&P 100 in their entirety at our inception. The settlement obligations of each of us and the counterparty under the Put Contract may be discharged by the making of a net cash payment to the appropriate party at our election.

     A put option provides us with downside protection (i.e., by hedging against a decline in the value of a specified asset such as a particular stock or index) and generally gives its purchaser the right to sell (or receive the depreciated value of) that specified asset at a predetermined price within a specified time. OUR ABILITY TO RETURN THE ORIGINAL ISSUE PRICE OF OUR UNITS WHEN THE VALUE OF THE S&P 100 ON OR ABOUT THE TERMINATION DATE IS LESS THAN ITS VALUE AT OUR INCEPTION DOES NOT DEPEND UPON THE ADVISER'S CREDIT QUALITY, BUT INSTEAD DEPENDS UPON THE CREDIT QUALITY OF THE COUNTERPARTY UNDER THE PUT CONTRACT AND ON THE ABILITY OF THE ADVISER TO ENSURE THAT THE VALUE OF THE MANAGED PORTFOLIO AT THE TERMINATION DATE AT LEAST EQUALS THE VALUE OF THE NET PROCEEDS OF THE OFFERING AT THE TERMINATION DATE, HAD THE NET PROCEEDS BEEN FULLY INVESTED IN THE INDEX AT OUR INCEPTION.

     We will effect the Put Contract by entering into with the counterparty (i) the International Swaps and Derivatives Association, Inc.'s ("ISDA") Master Agreement (Multicurrency-Cross Border) (including the Schedule thereto) and the ISDA Credit Support Annex thereto and (ii) a letter agreement confirming the terms and conditions of the Put Contract (the "Confirmation"). The Confirmation will provide that the put option will be exercised at 4:30 p.m. (local time in New York) on the Termination Date. The put option shall be cash settled. The settlement price shall be the official closing level of the S&P 100 as published by The New York Stock Exchange, or any successor to such exchange or quotation system, at 4.30 p.m. on the Termination Date.

     The value of the Put Contract primarily will be affected by the value of the S&P 100 and by other factors that generally affect the value of put contracts. Because the Put Contract requires the counterparty to pay us if the value of our position in the S&P 100 is below the gross proceeds of the offering at the Termination Date, an increase in the value of the S&P 100 is expected to decrease the value of the Put Contract. In addition, the value of the Put Contract is expected to decrease when interest rates increase or when dividend yields on the stocks in the S&P 100 decrease. Further, the value of the Put Contract is expected to decrease as anticipated fluctuations in the future value, or volatility, of the S&P 100 decreases. The value of the Put Contract is expected to increase over time if the S&P 100 is less than its value at our inception. Because the counterparty to the Put Contract is responsible for paying us the decrease in value, if any, in the S&P 100 at the Termination Date, the performance of the individual stocks in our Managed Portfolio has somewhat limited bearing on our ability to protect invested capital. See "Risk Factors--Loss of Full Capital Repayment--Put Contract" and "Risk Factors--Loss of Full Capital Repayment--Counterparty Credit Risk."

     The S&P 100

     The S&P 100 is maintained by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. and is a capitalization-weighted index of 100 stocks issued by companies selected so as to represent a broad range of industry segments within the U.S. economy. The S&P 100 is a market-weighted index (an index in which the weighting of each security is based on its market capitalization), which means the largest stocks represented in the index have the most effect on the index's performance. The largest stocks in the index have many times the effect of other stocks in the index. The index does not reflect the payment of dividends on the stocks underlying it. S&P is under no obligation to maintain the S&P 100. S&P's selection of a stock for the S&P 100 does not mean that S&P believes the stock to be an attractive investment. Over time, the S&P 100 is expected to be rebalanced as a result of capital changes (e.g., mergers, spin-offs, or a change in the business or character of a component company). If S&P ceases to maintain the S&P 100, we may take such action as is determined by the Board, in consultation with the Adviser, in order to continue to operate the Fund in accordance with its investment objectives and investment strategy, including, without limitation, replacing the index with an equivalent replacement or substitute index. Upon any selection of a replacement or substitute index, notice thereof will be given to our unitholders.

     Sentry Select expects to enter into a non-exclusive license agreement with S&P prior to the offering of units providing for the license to Sentry Select, in exchange for a fee, of the right to use the S&P 100 as a component of certain financial products including the Fund. The license agreement between S&P and Sentry Select provides that the following language must be stated in this prospectus.

     The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the unitholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 100 to track general stock market performance. S&P's only relationship to Sentry Select is the licensing of certain trademarks and trade names of S&P and of the S&P 100 which is determined, composed and calculated by S&P without regard to Sentry Select or the Fund. S&P has no obligation to take the needs of the Sentry Select or the unitholders into consideration in determining, composing or calculating the S&P 100 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 100 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SENTRY SELECT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 100 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Credit Facility

     We may establish a revolving line of credit, or credit facility, and may borrow funds under our credit facility to buy additional investments for our Managed Portfolio. The amount that we borrow under our credit facility will be limited to 25% of our total assets. We intend to use borrowing in part to increase our potential returns by seeking to borrow funds at a lower rate of interest than our expected rate of return on an investment financed by the borrowed funds. See "Other Risks--Borrowing." Additional information regarding our potential credit facility is provided in our SAI under the caption "Additional Information on Investment Techniques of the Fund."

     Portfolio Selection and Management Philosophy

     Our assets in the Managed Portfolio will be invested in equity securities and related put and call options except to the extent that cash or cash equivalents are held to meet expenses, distributions, repurchases, to protect cash-covered put options written on the Managed Portfolio, for future investment in equity securities or for other purposes, including defensive investments. Our Managed Portfolio selection methodology is based on the proprietary model developed by the Adviser. Investment selection options generated by the Adviser's model are based on a combination of growth and value "screens" (tests based on certain growth or value characteristics or combinations of such characteristics) that seek to identify "eligible securities" that are undervalued relative to their growth prospects and that are suitable for our options writing program. An initial review utilizes a variety of screens including return on equity, price to earnings, price to cash flow, sales growth and stock price volatility. The eligible securities are then evaluated for two criteria important with respect to our targeted monthly distributions objectives: volatility and liquidity. Higher volatility should result in higher premiums received in connection with the options writing program (permitting us to write fewer options). Greater liquidity should ensure efficient pricing of the options and will improve the flexibility of our Managed Portfolio.

     From this potential group further qualitative analysis is performed, at which time we will review upon consultation with the Adviser the quality of the company's earnings, management's strengths and business model viability. This assists in determining how the company may perform in current and expected economic conditions. Selected companies will typically demonstrate characteristics deemed attractive by us, such as pricing leverage, technological advantage and dominant market positions.

     Once our Managed Portfolio is constructed, we intend to closely monitor the financial performance of the securities to assure that they continue to adhere to the investment mandate set out in our selection process. If a security fails to continue to meet the selection criteria, it may be removed from our Managed Portfolio.

     Representative Securities

     The table below sets out, as at April 30, 2002, the following information for corporations whose securities are securities in which we may invest as part of our Managed Portfolio (previously defined as the "Representative Securities"): the share price; the market capitalization of the securities; the compound average annual growth rate, or CAGR, in the price of the securities for the period from April 30, 1997 to April 30, 2002 (unless otherwise noted); and the average 30-day volatilities in the price of the securities during such period.

             Current Securities of the S&P 100 as of April 30, 2002

                              Share
                             Price at
                             April 30,   Market Cap                    30-Day
Company                       2002     (in Millions)      CAGR       Volatility

3M Co.                      $ 125.80   $ 48,979.98         7.7%         28.0%
AES Corp.                   $   8.02   $  4,282.83       -13.2%         69.7%
Alcoa Inc.                  $  34.03   $ 28,811.36        14.3%         26.4%
Allegheny Technologies      $  16.88   $  1,360.53       -18.5%         24.4%
American International
Group                       $  69.12   $180,594.18        17.8%         21.2%
American Express            $  41.01   $ 54,992.32        13.3%         25.4%
American Electric Power     $  45.80   $ 14,765.37         2.5%         17.2%
Amgen Inc.                  $  52.88   $ 54,941.74        29.2%         33.6%
Anheuser-Busch Corp.        $  53.00   $ 46,593.36        19.8%         16.5%
AOL Time Warner             $  19.02   $ 81,434.55        46.5%         47.0%
AT&T Corp.                  $  13.12   $ 46,790.04        -5.4%         50.4%
Avon Products               $  55.85   $ 13,221.48        12.6%         19.5%
Baker Hughes Inc.           $  37.68   $ 12,690.59         1.8%         35.9%
Bank of America             $  72.48   $111,946.88         3.7%         17.1%
Bank One Corp.              $  40.87   $ 47,981.38         1.2%         19.2%
Baxter International Inc.   $  56.90   $ 34,202.25        20.0%         23.4%
Black & Decker Corp.        $  48.68   $  3,887.63         7.8%         24.7%

             Current Securities of the S&P 100 as of April 30, 2002

                              Share
                             Price at
                             April 30,  Market Cap                     30-Day
Company                       2002     (in Millions)      CAGR       Volatility

Boeing Company              $  44.60   $ 37,406.24        -2.0%         38.1%
Boise Cascade Co.           $  33.87   $  1,967.51         0.4%         23.3%
Bristol-Myers Squibb        $  28.80   $ 55,776.24        -1.6%         69.8%
Burlington North Santa
Fe Corp.                    $  27.49   $ 10,529.25         0.9%         25.8%
Campbell Soup Co.           $  27.61   $ 11,314.05       -10.8%         16.6%
Cigna Corp.                 $ 109.00   $ 15,355.59        16.8%         19.2%
Cisco Systems Inc.          $  14.65   $107,260.03        20.6%         58.9%
Citigroup Inc.              $  43.30   $223,661.82        18.6%         26.0%
Clear Channel Co.           $  46.95   $ 28,147.42        14.1%         32.0%
Coca-Cola Co.               $  55.51   $137,926.53        -2.7%         19.1%
Colgate-Palmolive           $  53.01   $ 29,003.04        13.8%         26.9%
Computer Sciences Corp.     $  44.85   $  7,663.97         7.5%         36.2%
Delta Air Lines             $  27.71   $  3,414.76        -9.7%         45.5%
Walt Disney Co.             $  23.18   $ 47,271.97        -3.2%         30.0%
Dow Chemical Co.            $  31.80   $ 28,864.13         2.4%         35.3%
Du Pont (E.I.)              $  44.50   $ 44,186.45        -3.5%         25.4%
Eastman Kodak Co.           $  32.21   $  9,396.98       -17.3%         29.2%
EL Paso Corp.               $  40.00   $ 21,297.68         6.6%         38.0%
EMC Corp.                   $   9.14   $ 20,321.73        15.5%         68.4%
Entergy Corp.               $  46.40   $ 10,343.86        14.7%         13.6%
Exelon Corp.                $  54.30   $ 17,453.11        22.4%         18.0%
Exxon Mobil Corp.           $  40.17   $272,858.66         7.2%         20.0%
FedEx Corp.                 $  51.67   $ 15,419.31        13.9%         27.4%
Ford Motor Co.              $  16.00   $ 27,772.11         4.8%         40.3%
General Dynamics            $  97.09   $ 19,542.86        22.2%         21.7%
General Electric            $  31.55   $313,469.13        11.3%         40.2%
General Motors Corp.        $  64.15   $ 35,956.01         7.0%         25.8%
Gillette Co.                $  35.48   $ 37,479.12        -3.5%         26.7%
Halliburton Corp.           $  16.99   $  7,401.06       -13.6%         37.3%
Harrah's Entertainment      $  49.16   $  5,580.20        25.2%         28.0%
Hartford Financial          $  69.30   $ 17,096.31        13.2%         18.1%
HCA Inc.                    $  47.79   $ 23,377.29         7.4%         23.9%
HJ Heinz Co.                $  41.99   $ 14,711.32         0.2%         12.6%
Hewlett-Packard             $  17.10   $ 51,627.82        -3.5%         30.6%
Home Depot Inc.             $  46.37   $108,971.86        29.2%         22.1%
Honeywell International Inc.$  36.68   $ 29,892.95         0.3%         31.2%
International Business
Machines                    $  83.76   $143,811.06        15.8%         42.5%
Intel Corp.                 $  28.61   $191,772.83         8.4%         38.9%
International Paper         $  41.43   $ 19,998.97        -0.4%         30.3%
Johnson & Johnson           $  63.86   $194,590.81        15.8%         17.0%
JP Morgan Chase & Co.       $  35.10   $ 69,856.02         2.6%         31.6%
Lehman Brothers Hldgs.      $  59.00   $ 14,398.48        28.4%         32.3%
Limited Inc.                $  19.16   $  9,941.63        17.9%         42.5%
Lucent Technologies         $   4.60   $ 15,760.66       -19.9%         79.2%
May Department Store        $  34.68   $  9,927.08         2.4%         21.8%
McDonald's Corp.            $  28.40   $ 36,123.78         1.2%         24.8%
Medimmune Inc.              $  33.40   $  8,334.17        72.8%         55.0%
Medtronic Inc.              $  44.69   $ 54,256.30        20.9%         21.3%
Merck & Co Inc.             $  54.34   $123,411.25         3.7%         20.3%
Merrill Lynch & Co.         $  41.94   $ 35,774.74        12.0%         38.5%
Microsoft Corp.             $  52.26   $283,012.10        11.5%         36.8%

             Current Securities of the S&P 100 as of April 30, 2002


                              Share
                             Price at
                             April 30,   Market Cap                    30-Day
Company                       2002     (in Millions)      CAGR       Volatility

Morgan Stanley, DW & Co.    $  47.72   $   52,490.38        20.1%         35.0%
National Semiconductor      $  31.52   $    5,649.08         4.7%         47.2%
Nextel Communications       $   5.51   $    4,205.99        -3.5%        124.7%
Norfolk Southern Corp.      $  21.43   $    8,316.73        -6.5%         52.8%
Nortel Networks Corp.
Hldgs Co.                   $   3.40   $   10,934.40       -17.8%         74.5%
Oracle Corp.                $  10.04   $   55,131.82        17.9%         49.5%
PepsiCo Inc.                $  51.90   $   91,762.99        10.0%         17.8%
Pfizer Inc.                 $  36.35   $  227,741.15        17.8%         26.3%
Pharmacia Corp.             $  41.23   $   53,485.99        -0.7%         24.9%
Philip Morris Co.           $  54.43   $  116,877.76         6.7%         19.8%
Procter & Gamble            $  90.26   $  117,302.80         7.5%         15.9%
RadioShack Corp.            $  31.20   $    5,465.68        19.0%         25.4%
Raytheon Co.                $  42.30   $   16,844.16        -0.6%         34.0%
Rockwell Automation, Inc.   $  21.47   $    3,959.41         2.5%         36.6%
Sara Lee Corp.              $  21.18   $   16,634.60         0.2%         17.9%
SBC Communications          $  31.06   $  103,745.71         2.3%         35.4%
Schlumberger Ltd.           $  54.75   $   31,596.28         2.0%         30.9%
Sears Roebuck & Co.         $  52.75   $   16,605.70         1.9%         28.1%
Southern Co.                $  28.35   $   19,936.77        17.9%         17.8%
Texas Instruments           $  30.93   $   53,644.93        22.6%         37.0%
Toys R US Hldgs. Cos.       $  17.27   $    3,407.58        -9.5%         28.6%
Tyco International          $  18.45   $   36,743.18         3.9%         92.2%
Unisys Corp.                $  13.50   $    4,344.87        17.6%         43.8%
United Technologies         $  70.17   $   33,180.52        13.2%         29.3%
U.S. Bancorp                $  23.70   $   45,387.87        10.8%         23.5%
Verizon Communications      $  40.11   $  108,986.85         3.4%         37.5%
Viacom Inc.                 $  47.10   $   83,528.39         0.4%         28.8%
Wal-Mart Stores             $  55.86   $  248,645.48        31.7%         19.8%
Wells Fargo & Co.           $  51.15   $   87,391.67        15.5%         15.8%
Weyerhaeuser Co.            $  59.61   $   12,980.49         5.4%         26.4%
Williams Cos.               $  19.10   $    9,856.92        -1.1%         47.8%
Xerox Corp.                 $   8.85   $    6,389.70       -22.1%         43.5%

Average                                                      7.7%         33.2%

Source: Bloomberg

     The information contained in the above section is provided for illustrative purposes only, is historical and is not intended to be, nor should it be construed to be, a forecast, indication or projection as to the future trading levels or volatility of the Representative Securities.

     Options Program

     We anticipate making extensive use of call and put options in connection with our Managed Portfolio. We may, from time to time, utilize cash equivalents to provide cover in respect of the writing of cash-covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to the put options. We may, from time to time, employ call spreads, in which we will write a call option while simultaneously purchasing a call option on the same underlying security expiring at the same time or after the short call. We may, from time to time, use put spreads, in which we will write a put option while simultaneously purchasing a put option on the same underlying security expiring at the same time or after the short put. The use of options is intended to generate additional returns in connection with our Managed Portfolio. While options may increase returns, their effective use requires special skills, and they may be riskier than securities investment programs that do not incorporate options. Additional information regarding our options program is included in our SAI under the captions "Additional Information on Investment Techniques of the Fund" and "Additional Information on Options."

                                  RISK FACTORS

     An investment in the Fund involves substantial risks. Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. The risks enumerated below, however, should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and our SAI and consult with their own advisers before deciding whether to invest. In addition, as our investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

Failure to Pay Monthly Distributions or Preserve Capital

     We may not be able to pay monthly distributions. The fund available for distribution to our unitholders will vary according to, among other things, the dividends paid on all of the securities comprising our Managed Portfolio, the level of option premiums received and the value of the securities comprising our Managed Portfolio. As the dividends received by us will not be sufficient to meet our objectives in respect of the payment of monthly distributions, we will depend on the receipt of option premiums and the realization of capital gains to meet those objectives. To meet our monthly distribution objectives, we need to generate returns from our Managed Portfolio substantially above those historically earned in the U.S. equities markets.

     We may not be able to achieve our capital preservation objectives, or ensure that our Managed Portfolio will earn any return or will return to investors an amount in excess of the original issue price of the our units.

Loss of Full Capital Repayment

     Early Redemption

     Unitholders who have their units repurchased prior to the Termination Date may forgo some of the benefit of the capital repayment provided by the Put Contract on the Termination Date and may, in some circumstances, receive a repurchase amount which is less than the original issue price.

     Put Contract

     We propose to enter into the Put Contract to seek to provide us with the means to return the original issue price of our units to unitholders on the Termination Date. The possibility exists that the counterparty will default on its payment obligations under the Put Contract or that the proceeds of the Put Contract will be used to satisfy other liabilities of us, which liabilities could include obligations to third-party creditors in the event we have insufficient assets, excluding the proceeds of the Put Contract, to pay our liabilities. Our Managed Portfolio may not may not be sufficient to match in value our position in the index relevant to the Put Contract, and therefore we may be unable to settle the Put Contract and realize any capital repayment on the Termination Date. This will occur if the value of the Managed Portfolio at the Termination Date does not at least equal the value of the net proceeds of the offering at the Termination Date, had the net proceeds been invested in the S&P 100 in their entirety at our inception. If any of these eventualities should occur, investors in our units may not receive proceeds, if any, from the Put Contract on the Termination Date. We will not grant the lender under our credit facility recourse to the proceeds of the Put Contract.

     A consequence of entering into the Put Contract is that we will in effect forgo the benefits of any appreciation of the value of securities that we could have purchased instead. In the event of an early termination of the Put Contract or our failure to ensure that the Managed Portfolio equals the performance of the S&P 100, less the applicable spread in the Put Contract, we may be unable to pay our unitholders an amount at least equal to the original issue price per unit on the Termination Date. However, in the event of an early termination of the Put Contract, we will attempt to enter into additional put or other transactions in order to enable us to pay to our unitholders the original issue price on or before the Termination Date. See "INVESTMENT OBJECTIVES AND STRATEGIES, Principal Investment Strategies--Capital Preservation and the Put Contract."

     Counterparty Credit Risk

     We propose to enter into the Put Contract with a counterparty that is rated Aa by Moody's Investors Service ("Moody's") as of the date of this prospectus. In the event of early termination of the Put Contract and the entering into of additional put transactions, we will do so only with counterparties that are rated Aa or better by Moody's or AA- by S&P. OUR ABILITY TO MEET OUR INVESTMENT OBJECTIVE UNDER CERTAIN MARKET CONDITIONS WILL DEPEND SIGNIFICANTLY ON THE ABILITY OF THE COUNTERPARTY TO THE PUT CONTRACT OR A COUNTERPARTY TO ANY OTHER PUT CONTRACTS TO MEET ITS OBLIGATIONS UNDER THAT CONTRACT IN ADDITION TO OUR ABILITY TO ENSURE THAT THE VALUE OF THE MANAGED PORTFOLIO AT THE TERMINATION DATE IS SUFFICIENT TO SETTLE THE PUT CONTRACT.

     Moody's indicates that counterparties rated Aa offer excellent financial security but are lower than Aaa counterparties because long-term risks appear somewhat larger. The margins of protection may not be as large as with Aaa counterparties, or fluctuations of protective elements may be greater. S&P indicates that it assigns a AA- rating to obligors that have a very strong capacity to meet their financial commitments, differing from the highest rated obligors only in small degree. The counterparty under the Put Contract in the ordinary course of business may purchase securities or enter into arrangements with broker-dealers, banks or other market participants in order to hedge the market risk associated with its obligations under the Put Contract. Although unlikely, such hedging arrangements theoretically could affect the price of certain stocks and the value of the S&P 100 or our investments in a manner that would be adverse to our unitholders.

Sensitivity to Interest Rates

     As we are targeting monthly distributions of at least $0.15 per unit (9% per annum on the original issue price), the market price of our units may be affected by the level of interest rates prevailing from time to time. In addition, prior to the Termination Date, our net asset value may be sensitive to interest rate fluctuations because the value of the Put Contract will fluctuate based on interest rates. In addition, any decrease in our net asset value resulting from an increase in interest rates may also negatively affect the market price of our units. Unitholders who wish to tender for repurchase or sell their units prior to the Termination Date will therefore be exposed to the risk that our net asset value per unit or the market price of our units will be negatively affected by interest rate fluctuations.

Fluctuations in Net Asset Value

     Our net asset value per unit and the funds available for distribution will vary according to, among other things, the value of our Managed Portfolio securities acquired by us, the value of the Put Contract (which is dependent on the value of the relevant index, the amount of time remaining until the Termination Date and judgments as to the counterparty's ability to meet its obligations under the Put Contract), the dividends paid and interest earned on Managed Portfolio securities, the volatility of such securities and the levels of option premiums received and value of options we hold with respect to our Managed Portfolio. Fluctuations in the market values of the Managed Portfolio securities in which we invest may occur for a number of reasons beyond the control of the Adviser, Sub-Adviser or us.

     Over-weighting investments in certain sectors or industries of the U.S. stock market involves risk that we will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries. Although many investors and financial market professionals price options based on the "Black-Scholes Model" relied on by the Adviser and the Sub-Adviser, in practice, actual option premiums are determined based on market factors, including interest rate levels, and there is no assurance that the premiums predicted by such pricing model can be attained. Information regarding the "Black-Scholes Model" relied on by the Adviser and the Sub-Adviser is included in our SAI under the caption "Additional Information on Options".

     As with all closed-end funds, our units may trade in the market at a premium or discount to our net asset value per unit and there can be no assurance that our units will trade at a price equal to our net asset value per unit.

Borrowing

     If we borrow to enhance returns on our Managed Portfolio, our net asset value will tend to increase or decrease at a greater rate than if no such borrowing had occurred. If our investments decline in value or do not perform as well as we expected, the use of borrowing may result in capital losses or a decrease in net cash distributions to our unitholders.

     In addition, if the value of our Managed Portfolio or our total assets decreases such that our borrowing capacity decreases, we may be required to sell investments or close out option positions in order to stay within our borrowing limits. Such sales or closing out of positions may be required at prices which adversely affect the value of our Managed Portfolio and the return to us. The interest expense and banking fees incurred on our credit facility may exceed the incremental capital gains/losses and income generated by the incremental investment of debt proceeds in our Managed Portfolio.

Reliance on the Sub-Adviser

     The Sub-Adviser will assist the Adviser in managing our Managed Portfolio in a manner consistent with our investment objectives, strategy and criteria. The officers of the Sub-Adviser who will be primarily responsible for the management of our Managed Portfolio have extensive experience in managing investment portfolios. There is no certainty that such individuals will continue to be employees of the Sub-Adviser throughout the term of the Sub-Advisory Agreement. In addition, there is no certainty that the Sub-Advisory Agreement will not be terminated prior to the termination of the Fund.

Use of Options and Other Derivative Instruments

     We are subject to the full risk of our investment position in the securities comprising our Managed Portfolio, including those securities that are subject to outstanding call options, and those securities underlying put options written by us, should the market price of such securities decline. In addition, we will not participate in any gain on the securities that are subject to outstanding call options above the strike price of the options.

     There is no assurance that a liquid exchange or over-the-counter market will exist to permit the Fund to write covered call options or cash-covered put options or purchase cash-secured put options on desired terms or to close out option positions should we desire to do so. Our ability to close out our positions may also be affected by exchange-imposed daily trading limits on options or the lack of a liquid over-the-counter market. If we are unable to repurchase a call option which is in-the-money, we will be unable to realize our profits or limit our losses until such time as the option becomes exercisable or expires. In addition, upon the exercise of a put option, we will be obligated to acquire a security at the strike price which may exceed the then-current market value of such security.

     In purchasing call or put options or entering into forward or future contracts, we are subject to the credit risk that our counterparty (whether a clearing corporation, in the case of exchange traded instruments, or other third party, in the case of over-the-counter instruments) may be unable to meet its obligations.

                                   OTHER RISKS

     Investing in the Fund will involve risks other than those associated with investments including those described below.

Operating History

     We are a newly organized entity with no previous operating history upon which investors can evaluate our performance. Special risks may apply during a fund's start-up period, including diversification levels lower than expected in an established portfolio and the risk of commencing operations under inopportune market conditions. Notwithstanding this, the Adviser and the Sub-Adviser have extensive experience managing investments employing investment strategies similar to that which we seek to pursue. However, the past performance of the Adviser and the Sub-Adviser provides no guarantee of future success.

Non-Diversified Status

     We are a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of our assets that may be invested in the securities of any one issuer. However, we generally will not invest more than 25% of the value of our assets (measured at the time of purchase) in (i) the securities of issuers (except U.S. Government obligations or securities of other "regulated investment companies") engaged in a single industry or (ii) two or more issuers which we control (20% voting power) and which are in the same or related businesses.

Closed-end Fund; Limited Liquidity; Repurchase Offers

     Because we are a closed-end investment company, our units will not be redeemable at an investor's option nor will they be exchangeable for units of any other fund. We may, however, offer to repurchase our units from time to time in the discretion of our Board and pursuant to written tenders by our unitholders. With respect to any repurchase offer, unitholders tendering their units, or a portion of them, for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Expiration Date"). The Expiration Date generally will be 30 days prior to the date that the units to be repurchased are valued by us (the "Valuation Date"). Unitholders that elect to tender units for repurchase will not know the price at which the units will be repurchased until 30 days after the Expiration Date. It is possible that, during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more securities held by us, could cause a decline in the value of our units. See "Repurchases of Units."

     Although we intend to list our units on the New York Stock Exchange, the American Stock Exchange or another national securities exchange, there is currently no public market for our units and there can be no assurance that an active public market will develop or be sustained after completion of this offering. If this listing is secured, our units will be freely tradable on the exchange.

Location of the Adviser, the Sub-Adviser and the Trustees

     A substantial portion of the assets of the Adviser and the Sub-Adviser are located outside the United States, and the Trustees, as detailed in our SAI, are residents of Canada. As a result, it may be difficult for investors to rely in the United States upon judgment of courts of the United States predicated upon the civil liability of the Adviser, the Sub-Adviser or the Trustees, under the United States federal securities laws. There is doubt as to the enforceability in Canada by a court in original actions, or in actions to enforce judgments of United States courts, of civil liabilities predicated upon United States federal securities laws.

Tax Effect of the Put Contract

     Because the Put Contract offsets our risk of loss on our Managed Portfolio, the Managed Portfolio and the Put Contract will constitute a "straddle" for Federal income tax purposes. Individual stocks in the Managed Portfolio and certain other options written or acquired by us may likewise constitute straddles. Special tax rules applicable to straddles will require us to postpone recognition for tax purposes of losses incurred on sales of stock in the portfolio and on certain closing transactions in connection with the Put Contract and with any other options. As a result, we will not be able to reduce our income by such losses. This increases the probability that we will be required to distribute income in excess of realized economic gain in order to comply with the distribution requirements. We may have to borrow in order to meet our distribution requirement. Furthermore, because our

Managed Portfolio and the Put Contract will constitute a straddle, the straddle rules will require us to treat any gains recognized as a result of sales of stock in our Managed Portfolio as short-term capital gains to us even if the stock was owned by us for more than one year. If we make an election to apply an annual mark-to-market regime to our position (generally treating our positions for federal income tax purposes as if they were all sold at the end of the Fund's taxable year), this may reduce the impact of the straddle rules, although all of our actual and mark-to-market gains will be treated as ordinary income.


                             MANAGEMENT OF THE FUND

The Board

     The Board of the Trust has overall responsibility to establish and review our investment objectives and oversee our management and the Adviser on behalf of our unitholders. The Board has approved our investment program as described in this prospectus and our SAI. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). Trustees may be removed in accordance with the Trust Agreement upon the vote of a majority of our outstanding voting securities (as such term is defined in the Investment Company Act). See "Trustees and Officers" in our SAI for identities of the Trustees, brief biographical information regarding each of them, and other information regarding election of the Trustees and Board membership.

The Adviser

     The Adviser was incorporated under the laws of the Province of Ontario, Canada on March 20, 1986. It is engaged in the business of sponsoring and managing investment funds and closed-end trusts in Canada. The Adviser is responsible for implementing the investment policies of the investment funds and closed end trusts that it manages together with providing administrative services to such funds. The Adviser is registered as an investment adviser under the Investment Advisers Act. The offices of the Adviser are located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Adviser currently intends to establish an office in the United States. As at March 31, 2002, the Adviser had approximately $500 million in assets under management.

     Under the supervision of the Board and pursuant to the Investment Advisory Agreement, the Adviser provides investment supervisory and administrative services to us, including serving as investment adviser for us. As necessary, the Adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

The Sub-Adviser

     The Sub-Adviser was incorporated under the laws of the Province of Ontario, Canada on December 5, 1989. The Sub-Adviser is registered as an adviser under the Investment Advisers Act. The office of the Sub-Adviser is located at 302 Green Lane, Thornhill, Ontario, Canada L3T 7A6.

     Pursuant to the Sub-Advisory Agreement, under the supervision of the Adviser, the Sub-Adviser, which specializes in asset allocation and option strategies, will assist in making investment decisions for us with regard to our Managed Portfolio and advising the Adviser in matters relating to the Put Contract.

Portfolio Managers

     The following individuals have primary responsibility for managing the
Fund:

     Glenn MacNeill joined the Adviser in April 1999 as Vice President, Investments. He has more than 25 years of financial experience, including portfolio management, corporate finance and debt/equity analysis. In 1997, Mr. MacNeill served as Energy Equity Analyst with Scotia Capital Markets, where he covered integrated oil companies and a selection of petroleum companies. In 1998, he served as an oil and gas research analyst with HSBC Securities. Prior to that, Mr. MacNeill served as a portfolio manager with Imperial/Laurentian Financial Inc. for six years. He is a Professional Engineer and received a Bachelor of Science Degree in Mechanical Engineering from Queen's University in Kingston, Ontario. He also completed the Canadian Securities Course, the Conduct and Practices and Handbook Course and the Partners, Directors and Officers Course of the Canadian Securities Institute.

     J. Alexander (Sandy) McIntyre is Vice President and Senior Portfolio Manager of the Adviser. Mr. McIntyre has more than 25 years' experience managing portfolios for high-net-worth individuals, charitable foundations and pooled fund portfolio. Prior to joining the Adviser, Mr. McIntyre spend 20 years with Jones Heward Investment Management Inc., a wholly-owned subsidiary of the Bank of Montreal, where he was a member of the Investment Policy Committee with responsibility for high yield investments including royalty and income trusts. He received a Bachelor of Arts from the University of Toronto in 1974. He has completed the Canadian Securities Course, the Ontario Mortgate Brokers Course and the Canadian Options Course.

     John Sinkins is Senior Financial Analyst for the Adviser. He is currently the portfolio manager for Sentry Select's Defined Asset Funds. Prior to joining Sentry Select, Mr. Sinkins worked for a financial planning firm. He graduated from the University of Toronto in 1988 with a Bachelor of Arts and was awarded his Chartered Financial Analyst (CFA) designation from The Association for Investment Management and Research in 1998. He has also completed the Canadian Securities Course, the Conduct and Practices Handbook Course, Derivatives Fundamentals Course, the Options Licensing Course and the Partners, Directors and Officers Course of the Canadian Securities Institute.

     William A. Harris joined the Adviser as a Portfolio Manager in January 2002. From 1992 to 2002, Mr. Harris was employed by TD Asset Management, most recently as an energy analyst. He is a Chartered Financial Analyst and received a Bachelor of Arts Degree in Economics from Dalhousie University in 1990.

     Ara Nalbandian is a Research Analyst at the Adviser and is a registered Associate Advising Representative. He joined Sentry Select in 2000 after spending five years in the private client divisions of Richardson Greenshields, RBC Dominion Securities and BMO Nesbitt Burns. He was awarded the CFA designation from the Association for Investment Management and Research in 2000. Mr. Nalbandian is currently working towards the Derivative Market Specialist designation and has completed the Options Licensing Course, the Futures Licensing Course and Options Strategies Course offered by the CSI.

The Advisory Board

     The Adviser has established an advisory board (the "Advisory Board") consisting of two members appointed by Sentry Select to provide advice in connection with investment funds advised by Sentry Select, including the Fund. The Advisory Board will assist Sentry Select in performing its services under the Investment Advisory Agreement. The members of the Advisory Board are Richard Croft and Josef Schachter. The fees and expenses of the Advisory Board will be paid by the Adviser.

     Richard Croft is the President, Chief Executive and Secretary Treasurer of the Sub-Adviser and has been in the investment business for more than 25 years. Since 1993, he has been an investment counselor/portfolio manager providing personal portfolio management services to high net worth individuals and mutual funds. His portfolios provide diversification in sectors that he anticipates will outperform the market over the long term. In order to enhance returns and smooth out the fluctuations in the business cycle, he employs conservative option strategies based on a benchmarked portfolio objective. These strategies include covered call writing, cash covered put writing as well as long and short spread and combination strategies. Currently, he manages assets in excess of $140 million using investment strategies consistent with the Fund's objectives. Mr. Croft has taught and developed courses for the Competitive Options Trader and the Canadian Securities Institute. Mr. Croft currently writes for numerous publications, including the National Post, Investors Business Daily, Investment Executive, The Fundletter and The Money Letter and has authored several books on investments including Aggressive Investing, Proven Strategies for Investments. He provides commentary on a number of web-sites related to option writing strategies and speaks extensively on portfolio management using options and asset allocation.

     Josef Schachter, CFA, CMA, is Principal of Schachter Asset Management and has over 25 years experience in the investment management industry and having served in senior equity portfolio management positions with insurance, mutual fund and trust organizations. Josef Schachter is renowned as one of Canada's most well respected portfolio managers in the oil and gas sector. In Calgary, Schachter Asset Management is closely in touch with developments and exploration plays in the oil patch as well as other resources industries. Mr. Schachter is often featured in the Globe and Mail, National Post, Wall Street Journal and is a regular commentator on Business World, a Canadian Broadcasting Corporation television program.

Custodian

     State Street Bank and Trust Company will serve as custodian for our portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with us. The offices of the State Street Bank and Trust Company are located at 2 Avenue de Lafayette, 6th Floor, Boston MA 02111-1724.

Transfer Agent

     EquiServe will serve as the transfer agent and registrar of our units. The offices of EquiServe are located at PO Box 43010, Providence, RI 02940-3010.

                                FEES AND EXPENSES

Initial Expenses

     The expenses of this offering (including the costs of creating the Fund, the costs of printing and preparing this prospectus, our legal expenses, marketing expenses and legal and other out-of-pocket expenses incurred by the Distributors and certain other expenses) will, together with the Distributors' fees, be paid from the gross proceeds of this offering. The costs of organizing the Fund will also be paid from the gross proceeds of this offering. The organizational expenses will include the establishment of our credit facility and the Put Contract. The organizational and offering expenses are estimated to be approximately $880,000.

Fees and Other Expenses

     Pursuant to the terms of an investment advisory agreement, the Adviser is entitled to a fee at an annual rate of 1.10% of our net asset value plus an amount equal to an annual servicing fee payable to the Distributors. Fees payable to the Adviser will be calculated and payable monthly. The Adviser will pay to dealers the servicing fee (calculated and paid at the end of each calendar quarter) equal to 0.50% of our net asset value per unit held by clients of the Distributors. The Adviser will pay to the Sub-Adviser a sub-advisory fee at an annual rate equal to 0.30% of our month-end net asset value.

     We will pay to the counterparty a fee under the Put Contract of approximately 9% of the gross proceeds of this offering. We will also be responsible for certain costs of the counterparty under the Put Contract. The Adviser negotiated the terms of the Put Contract with the counterparty in our best interests, including the fee payable to the counterparty under the Put Contract and certain costs of the counterparty. Based on the market conditions and the size of this offering, the Adviser believes that such fees are reasonable.

     We will pay for all expenses incurred in connection with the operation and administration of the Fund. It is expected that these expenses will include, without limitation: (a) mailing and printing expenses for periodic reports to our unitholders; (b) fees payable to the Independent Trustees; (c) fees payable to the Custodian for acting as custodian of our assets and performing certain administrative services; (d) fees payable to our registrar and transfer agent with respect to our units; (e) banking fees and interest with respect to our credit facility; (f) fees payable to our auditors and legal advisors; (g) regulatory filing, stock exchange and licensing fees; and (h) expenditures incurred upon the termination of the Fund. Such expenses will also include expenses of any action, suit or other proceedings in which or in relation to which the Adviser, the Sub-Adviser or any Trustee is entitled to indemnity by us. The aggregate annual amount of these fees and expenses is estimated to be $358,000. We will also be responsible for certain costs of the counterparty under the Put Contract and for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by us from time to time. All such expenses will be subject to an annual independent audit, and the auditor's report will be provided to unitholders within 60 days after our year end.

                                     VOTING

     Each of our unitholders will have the right to cast a number of votes based on the number of units held at any meeting of unitholders called by the Trustees or unitholders holding at least a majority of the total number of votes eligible to be cast by all unitholders. Unitholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company organized as a corporation would be entitled to vote, including selection of Trustees, changes to our fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, our unitholders will not be entitled to participate in the management or control of our business, and may not act for or bind us.


                              CONFLICTS OF INTEREST

     The discussion below sets out certain conflicts of interest applicable to us; conflicts of interest not described below may also exist. The Adviser and the Sub-Adviser can give no assurance that any conflicts of interest will be resolved in favor of the our unitholders. In acquiring our units, a unitholder will be deemed to have acknowledged the existence of potential conflicts of interest relating to the Adviser and Sub-Adviser and to our operating in the face of those conflicts.

The Adviser

     The Adviser and its officers, directors, partners, members, or employees carry on substantial investment activities for their own accounts and for other investment companies registered in jurisdictions outside the United States, private investment funds, institutions, and individual clients (collectively, "Sentry Clients"). We have no interest in these activities. The Adviser and its officers will be engaged in substantial activities other than on behalf of us and may have conflicts of interest in allocating their time and activities between us and such other activities.

     The Adviser may determine that an investment opportunity in a particular investment is appropriate for a Sentry Client or for itself or its officers, directors, partners, members, or employees, but the Adviser may determine, in accordance with the appropriate provisions of the Investment Advisers Act and the Investment Company Act that such investment opportunity is not appropriate for us. Situations also may arise in which the Adviser or Sentry Clients have made investments that would have been suitable for investment by us but, for various reasons, were not pursued by, or available to, us. The investment activities of the Adviser and any of its officers, directors, partners, members, or employees may disadvantage us in certain situations if, among other reasons, the investment activities limit our ability to invest in a particular investment.

The Sub-Adviser

     The Sub-Adviser is engaged in a wide range of investment management, investment advisory and other business activities. The services of the Sub-Adviser under its sub-advisory agreement are not exclusive and nothing in such agreement prevents the Sub-Adviser or any of its affiliates from providing similar services to other investment funds and other clients or from engaging in other activities. However, under the terms of the Sub-Advisory Agreement, the Sub-Adviser shall not provide investment advice, manage, or otherwise promote an investment with a similar investment structure, as described in this prospectus, the securities of which are sold to the public pursuant to a syndicated prospectus in the United States other than on an open-end basis, unless prior written approval is received from the Adviser. The Sub-Adviser 's investment decisions for us will be made independently of those made for its other clients and independently of its own investments. On occasion, however, the Sub-Adviser may make the same investment for us and for one or more of its other clients in accordance with the appropriate provisions of the Investment Advisers Act and the Investment Company Act. If we and one or more of the other clients of the Sub-Adviser are engaged in the purchase or sale of the same security, the transactions will be effected on an equitable basis.

                             SUBSCRIPTIONS FOR UNITS

Subscription Terms

     We intend to accept initial and additional subscriptions for units made
prior to              , 2002. All subscriptions are subject to the receipt of
cleared funds into the escrow account, as more particularly described in the subscription documents of the Fund, in the full amount of the subscription, although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that the subscription agreement may require both earlier submission of the completed agreement and earlier receipt by us of cleared funds. We reserve the right to reject any subscription for units and the Adviser may, in its sole discretion, suspend subscriptions for units at any time and from time to time.

     The minimum initial investment in the Fund for each investor, including retirement plans, is $2,000.

     Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by you must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the discretion of the Adviser, we have no intention at present of accepting contributions of securities. If we choose to accept a contribution of securities, the securities would be valued in the same manner as we value our other assets.

                              REPURCHASES OF UNITS

No Right of Redemption

     Our unitholders will not have the right to require us to redeem their units. Because we are newly organized, our units have no history of public trading, and interests of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss typically may be greater for initial investors expecting to sell their units in a relatively short period after completion of this offering.

Repurchase of Units

     The Fund may from time to time repurchase units from our unitholders in accordance with written tenders by unitholders at those times and on terms and conditions as the Board of Trustees may determine. In determining whether we should offer to repurchase units from our unitholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that they will recommend to the Board of Trustees that we offer to repurchase units from our unitholders on , 2003. The Adviser expects that it will recommend to the Board of Trustees that, after that date, we offer to repurchase units from our unitholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In determining whether to accept such a recommendation, the Board of Trustees will consider the following factors, among others:

     o  whether any unitholders have requested to tender units to us;

     o  the liquidity of our assets;

     o  our investment plans and working capital requirements;

     o  the relative economies of scale with respect to our size;

     o  our history in repurchasing units;

     o the existing condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

     o the anticipated tax or other regulatory consequences to us of any proposed repurchases of units; and

     o  the availability of information as to the value of us.

Suspension of Repurchase

     We may suspend or postpone a repurchase offer, or payments of repurchase proceeds, in limited circumstances, and only by a vote of a majority of the Board, including a majority of the independent Trustees. These circumstances may include the following:

     We may suspend the repurchase of our units or payment of repurchase proceeds: (i) during any period when normal trading is suspended on the New York Stock Exchange, the American Stock Exchange or such other national securities exchange as our units may be listed on; or (ii) for any period not exceeding 120 days during which the Adviser determines that conditions exist which render impractical the sale of our assets or which impair the ability to determine the value of our assets. The suspension may apply to all requests for repurchase received prior to the suspension but as to which payment has not been made, as well as to all requests received while the suspension is in effect. All of our unitholders making such requests shall be advised by the Adviser of the suspension and that the repurchase will be effected at a price determined on the first Valuation Date (as defined below) following the termination of the suspension. All such unitholders shall have and shall be advised that they have the right to withdraw their requests for repurchase. The suspension shall terminate in any event on the first day on which the condition giving rise to the suspension has ceased to exist, provided that no other condition under which a suspension is authorized then exists and provided that repurchases shall not be suspended for more than four (4) Valuation Dates within any 12-month period. To the extent not inconsistent with official rules and regulations promulgated by any government body having jurisdiction over us, any declaration of suspension made by us shall be conclusive.

Repurchase Procedures

     We will repurchase units from our unitholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to us and to all of our unitholders. The value of a unitholder's units that are being repurchased will be equal to our net asset value per unit of the units as of the date of the repurchase, less 4% of our net asset value per unit as of such date. When the Board of Trustees determines that we will repurchase units, notice will be provided to our unitholders describing the terms of the offer, containing information unitholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Unitholders deciding whether to tender their Units or portions of them during the period that a repurchase offer is open may obtain our net asset value by contacting the Adviser during the period.

     Repurchases of units from our unitholders by us may be paid, in our discretion, in cash, or by the distribution of securities in kind or partly in cash and partly in kind. We, however, expect not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on us or on our unitholders not tendering units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of units or portions of them from our unitholders. Any in-kind distribution of securities will be valued in accordance with the Trust Agreement and will be distributed to all tendering unitholders on a proportional basis.

     We expect to employ the following repurchase procedures:

     o A unitholder choosing to tender its units or portions of them for repurchase must do so by the date specified in the notice describing the terms of the offer (the "Expiration Date"), which generally will be 30 days before the date as of which units are to be repurchased. Units will be valued as of the date on which units are to be repurchased (the "Valuation Date"), which is generally expected to be March 31, June 30, September 30 or December 31.

     o Promptly after the Expiration Date, we will give to each unitholder unitholder whose units have been accepted for repurchase a promissory note (the "Promissory Note"), which will be non-interest-bearing and non-transferable, entitling the unitholder to be paid an amount equal to the value, less 4%, determined as of the Valuation Date, of the repurchased units.

     o Although the amounts required to be paid by us under the Promissory Note will generally be paid in cash, we may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

     If modification of our repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide unitholders substantially the same liquidity for units as would be available under the procedures described above.

     Upon our acceptance of tendered units for repurchase, we will maintain daily on our books a segregated account consisting of (1) cash or (2) liquid securities in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to unitholders tendering units.

     To permit us to fund payment for repurchased units, the terms of the Put Contract will provide that it may be settled in whole or in part in respect of any Valuation Date.

                               NET ASSET VALUATION

     Our net asset value on a particular date will be equal to the aggregate value of our assets less the aggregate value of our liabilities, including any income, net realized capital gains or other amounts payable to our unitholders on or before such date expressed in U.S. dollars at the applicable exchange rate on such date. Our net asset value per unit on any day is obtained by dividing our net asset value on such day by the number of our units then outstanding. The Board has established policies governing the determination of our net asset value, which are described in our SAI. Our net asset value per unit will be calculated as of 4:15 p.m. (New York time) on each business day during the year. Such information will be provided by Sentry Select to our unitholders on request by calling toll-free 1-888-246-6656 or through the Internet at http://www.newcolonytrust.com and http://www.sentryselect.com.

                               TAX CONSIDERATIONS

     The Fund intends to qualify and elect to be treated as a regulated investment company taxable under Subchapter M of the Internal Revenue Code (the "Code") for each taxable year. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to unitholders, provided that it distributes to its unitholders at least 90% of the Fund's investment company taxable income and net short-term capital gains each year. The Fund intends to distribute sufficient income to meet this distribution requirement. Under the Code, if the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its net capital gain, then the Fund will be subject to a 4% tax on the undistributed amounts.

     Distributions of investment company taxable income and short-term capital gains ("ordinary dividend income") are taxable to the Fund's unitholders as ordinary dividend income regardless of whether the unitholder receives such distributions in additional units or in cash. Ordinary income dividends paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains to the Fund's unitholders, whether or not reinvested and regardless of the length of time a unitholder has owned its units. The maximum capital gains rate for individuals generally is 20%. It is anticipated that the Fund will not make any material amount of long-term capital gain distributions.

     When an investor sells the Fund's units or has units repurchased by the Fund, any gain or loss realized will generally be treated as a long-term capital gain or loss if the investor held the units for more than one year, or as a short-term capital gain or loss if the investor held the units for one year or less. However, as to units sold or repurchased on which a long-term capital gain distribution has been received and which have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

     The Fund does not intend to operate so as to be permitted to "pass-through" to its unitholders credit for foreign taxes, if any, payable by the Fund.

     Each January, unitholders will be sent information on the tax status of any distribution made during the previous calendar year. Because each situation is unique, an investor should always consult his or her tax advisor concerning the effect income taxes may have on the investor's individual investment.

     For a more detailed discussion of certain aspects of the taxation of the Fund, see "Taxes" in the SAI.

                              PLAN OF DISTRIBUTION

     Pursuant to an underwriting agreement between Investors Capital Corporation and us, the Distributor has agreed to offer our units for sale, as agents of us, on a best efforts basis, if, as and when issued by us. The offering price per unit is $20.00. The Distributor will receive a fee equal to 9.4% of the price of each unit sold. The Distributor may form a sub-distributor group including other qualified investment dealers and determine the fee payable to the members of such group, which fee will be paid by the Distributor out of their fees. While the Distributor has agreed to use its best efforts to sell our units offered under this prospectus, the Distributor will not be obligated to purchase units that are not sold. The offices of Investors Capital Corporation are located at 2 Charles Street, Providence, RI 02904.

     The Fund has granted to the Distributor an option to sell up to an additional 450,000 units if the offering amount of $60,000,000 is exceeded. The Distributor may exercise this option within 30 days following the closing date of the offering. At the closing of the sale of additional units upon exercise of this over-allotment option, a fee equal to the percentage paid for the initial units will be paid to the Distributor.

     In addition the Fund has agreed to indemnify the Distributor against various civil liabilities, including liabilities under the Securities Act, or to contribute the payments that the Distributor may be required to make in respect of these liabilities.

     The Distributor is offering the units subject to approval of legal matters by their counsel, including the validity of the units and other conditions contained in the underwriting agreement, such as the receipt by the Distributor of officer's certificates and legal opinions. The Distributor reserves the right to withdraw or cancel offers to the public and to reject orders in whole or in part.

     The Fund has also agreed with the Distributor that neither the Fund not the Trust will, directly or indirectly, offer or sell, grant any option for sale of, or otherwise dispose of, or announce any intention to do so, in a public offering or by way of private placement, any additional units or any securities convertible into units without the prior consent of Investor Capital Corporation (such consent not to be unreasonably withheld) for a period of 120 days after the closing of the offering.

     Until the distribution of the units is completed, Securities and Exchange Commission rules may limit the Distributor and selling group members from bidding for and purchasing units. However, the Distributor may engage in transactions that stabilize the price of the units, such as bids or purchases to peg, fix or maintain that price. Neither the Fund nor any of the distributors or selling group members make any representations or predictions as to the direction of magnitude of any effect that stabilizing and short position transactions may have on the price of the units. In addition, no representation is made that the Distributor will engage in these transactions or that once commenced, will not be discontinued without notice.

     If subscriptions for a minimum of 1,000,000 of our units have not been received within 60 days following the date of issuance of a final receipt for the prospectus, such offering will not proceed. Under the terms of the underwriting agreement, the Distributor may, at their discretion on the basis of their assessment of the state of the financial markets and upon the occurrence of certain stated events, terminate the underwriting agreement. If the minimum offering is not achieved or if the closing of the offering does not occur for any reason, subscription proceeds received from prospective purchasers will be returned to such purchasers promptly by the escrow agent without interest or deduction. Subscriptions for our units will be received subject to rejection or allotment in whole or in part. The Distributor reserves the right to close the subscription books at any time without notice. Closing will take place on , 2002 or such later date that is on or before , 2002 as may be agreed upon by the Fund and the Distributor.

     Proceeds from subscriptions will be held by State Street Bank and Trust Company in its capacity as escrow agent until closing.

                          DIVIDEND DISTRIBUTION POLICY

     We intend to make monthly cash distributions to our unitholders of record on the last business day of each month. Such cash distributions will be made on approximately the 15th day following month-end. Any long-term capital gains realized on investments by us will be paid to our unitholders only once a year.

     We intend to make monthly cash distributions targeted to be $0.15 per unit ($1.80 per annum or 9% on the original issue price) to our unitholders of record on the last business day of each month. Such cash distributions will be made on approximately the 15th day following month end. The initial cash distribution is anticipated to be payable on , 2002 for the unitholders of record on , 2002 which, if the closing takes place on , 2002, will be in the amount of $0.15 per unit. The Trust may also, in the discretion of the Adviser, make special distributions in cash or in our units at any time in addition to monthly cash distributions, if it considers it appropriate except that the Trust will not make special distributions when our net asset value per unit is less than $20.00. The amount of the monthly distributions may fluctuate from month to month and there can be no assurance that the Trust will make any distributions in any particular month or months.

     If, in any year after such distributions, there would otherwise remain in the Fund additional income or net capital gains, we intend, after December 14 but on or before December 31 of that year, to distribute such portion of the remaining income and gains as is necessary to ensure that we will not be liable for income tax thereon under the Code. See "Tax Considerations."

     The net asset value of each unit held by a unitholder will be reduced by the amount of the distributions or dividends received by the unitholder from that unit.

                         DISTRIBUTION REINVESTMENT PLAN

Purpose

     Our distribution reinvestment plan (the "Plan") allows unitholders to conveniently acquire additional units by re-investing their cash distributions.

Participation

     Except as described below, a registered holder of units is eligible to join the Plan at any time by completing an authorization form and sending it to the Fund, c/o , or such other address we may advise. If units are not registered in your own name you may participate in the Plan after having units transferred into your own name. An owner whose units are held in a specific segregated registered account, such as with a bank, trust company or broker, may direct the bank, trust company or broker to enroll that account in the Plan with respect to those units. Once a holder of units has enrolled in the Plan, participation continues automatically unless terminated in accordance with the terms of the Plan. Due to the administrative costs of maintaining the Plan on behalf of each unitholder, only unitholders who hold in excess of 500 units will be permitted to participate in the Plan.

     Under the terms of the Plan, holders of units may direct the Fund to re-invest monthly cash distributions on all the registered units to acquire additional units through the New York Stock Exchange, the American Stock Exchange or such other national securities exchange at prevailing market prices.

     A registered holder shall become a participant in the Plan as of the first cash distribution record date following receipt of a properly completed authorization form. If an authorization form is received after the record date for a particular distribution, the monthly cash distribution will be paid to the holder of the units in the usual manner and participation in the Plan will commence with the next cash distribution record date. Cash distribution record dates are the last business day of each month.

     You should note that units acquired outside the Plan may not be registered exactly the same as holdings enrolled in the Plan and therefore, may or may not be automatically enrolled in the Plan. If you are purchasing additional units outside of the Plan you are advised to contact [ ] to confirm whether or not those units are to be enrolled in the Plan.

     We reserve the right to deny access to the Plan to any investors whose participation in the Plan is, in the discretion of the Adviser, considered detrimental to the Fund or the Plan.

Method of Purchase

     Cash distributions will be applied automatically on each cash distribution date to the purchase of existing units offered on the New York Stock Exchange, the American Stock Exchange or such other national securities exchange for a period of 10 trading days following the cash distribution date. Cash distribution dates are expected to be on or around the 15th day following the last business day of each month. Your account will be credited with the number of units that is equal to the amount to be invested divided by the applicable price. Full investment of funds under the Plan is possible because fractions of units as well as whole units are credited to a unitholders' account. Units acquired pursuant to the Plan will be registered in the name of as administrator of the Plan on behalf of you.

Price of Units

     The price at which you purchase units under the Plan will be based upon the average price for which units are acquired through the New York Stock Exchange, the American Stock Exchange or such other national securities exchange for a period of up to 10 trading days following the cash distribution date.

Costs

     There is no charge to you for reinvesting distributions. Brokerage commissions with respect to open market purchases in connection with the reinvestment of distributions will be paid by the Fund.

Administration

     will maintain an account for each participant in the Plan. A statement of account will be mailed to you approximately three weeks after each investment. This statement will set out the amount of cash distribution paid on units for the relevant period, the total amount of any optional cash payments received from the units for the relevant period, the total amount of any optional cash payments received from the unitholders during the period, the number of units purchased through the Plan for the period, the applicable purchase price per unit and the updated total number of units being held for unithholders in the Plan. These statements are unitholders continuing record of the cost of purchases to be retained for income tax purposes. In addition, each unitholder will receive the appropriate information annually for reporting distributions for income tax purposes.

Unit Certificates

     Generally, certificates for units purchased through the Plan will be held for unitholders by and reported on the statement of account. This service protects against loss, theft or destruction of unit certificates. However, participants who require a unit certificate but do not wish to terminate participation in the Plan, may obtain a certificate for any number of whole units held in their account by written request to on behalf of the Fund. A certificate will not be issued for a fraction of a unit.

     Plan accounts are maintained in the names in which certificates were registered with the Fund at the time the unitholders enrolled in the Plan. Consequently, certificates for whole units withdrawn from the Plan will be registered in exactly the same manner when issued.

     Units being held for a participant in the Plan may not be pledged, sold or otherwise disposed of by a participant. If unitholders wish to do so, they must request that a certificate for the required number of units be issued before such action may be taken. Certificates will generally be issued to unitholders within three weeks of receipt of a unitholder's written request. Both the new certificate units and the units remaining in the unitholder's account will continue under the Plan and cash distributions thereon reinvested.

Termination of Participation

     Participation in the Plan may be terminated by written notice to [ ], signed by the registered holder or his or her agent. If such notice is not signed by the registered holder, sufficient evidence of another's authority to act on behalf of the registered holder must be supplied. If notice of termination is not received at least ten business days before a cash distribution date, settlement of the unitholder's account will not commence until after the next cash distribution date and after investment has been completed. Generally, a termination will be processed within three weeks of receipt of a written request for termination or within three weeks after a cash distribution date.

     When you terminate participation in the Plan or when the Plan is terminated by the Fund, you will receive a certificate for the whole units, a cash payment for any fraction of a unit and the return of any uninvested cash distributions, if any. The cash payment for any fraction of a unit will be based on the price for units utilized for the immediately preceding cash distribution and reinvestment.

     does not sell units or provide cash for any whole units for unitholders. Unitholders in the Plan will be terminated upon receipt by [ ] of evidence of death of a participant. In such case, a certificate for the whole units in the unitholders' account will be issued in the name of the deceased unitholders along with cash payments for any fraction of a unit in the account and the return of any uninvested cash distributions, if any. Requests for issuance of a certificate and/or cash payment for a fractional unit in the name of an estate must be accompanied by the appropriate documentation.

     After termination of unitholders in the Plan, cash distributions will be paid to the holder of units in cash.

Disposition of Units Held in Certificate Form

     If you sell or transfer units of the Fund held in certificate form that are enrolled in the Plan, the Fund will continue to invest the cash distribution on units being held for you in the Plan until notice of termination is received by [ ] on behalf of the Fund.

Offerings

     If the Fund makes available to you any rights to subscribe for additional units or other securities, rights and certificates will be forwarded to you in proportion to the number of whole units held for you in the Plan. Such rights will not be made available for any fraction of a unit held for unitholders.

Unit Voting

     Whole units held for your account under the Plan are voted in the same manner as units held in certificate form, either by proxy or by the participant in person. Unitholders will receive particulars and appropriate documentation along with the documentation delivered to registered holders of units. Units for which instructions are not received will not be voted.

Responsibilities of the Fund, [ ], the Adviser and the Sub-Adviser

     Neither the Fund, [ ], the Adviser or the Sub-Adviser shall be liable for any act undertaken or omitted in good faith, including without limitation with respect to the prices used to calculate the number of units acquired under the Plan or have any duties, responsibilities or liabilities except as are expressly set forth in the Plan or are required by law. In particular, the Fund, [ ] , the Adviser and the Sub-Adviser must comply with all applicable laws now or hereafter in force which may impose a duty to permit any properly authorized party to have access to and examine and make copies of any records relating to the Plan.

     Unitholders should recognize that none of the Fund, [ ], the Adviser or the Sub-Adviser can assure a profit or protect against loss on units purchased under the Plan.

Amendment, Suspension or Termination of the Plan

     The Fund reserves the right to amend, to modify, to suspend or to terminate the Plan at any time, but such action shall have no retroactive effect which would prejudice your interests. Unitholders will be sent written notice of any such amendments, modification, suspension or termination. If the Plan is terminated by the Fund, unitholders will receive a certificate for whole units being held for them, a cash payment for any fraction of a unit and the return of any uninvested cash distributions, if any.

     All communications to the Fund or [ ] and requests for information regarding the Plan, should be directed to: [ ], Attention: [ ].

                     PRIVACY NOTICE FOR INDIVIDUAL INVESTORS

      We may collect or capture nonpublic information about our unitholders from the following sources:

      o  Forms, like our subscription booklet;

      o  Oral conversations with our representatives;

      o  unitholder's transactions with us;

      o  Electronic sources such as the Adviser's Web sites or e-mails; and

      o  Bank accounts used for transfers and wires.

      We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to our unitholder's personal and account information to those employees who need to know that information to provide products and services to our unitholders. We also may disclose that information to unaffiliated third parties (such as the transfer agent or the Distributors) only as permitted by law and only as needed for us to provide agreed services to our unitholders. We maintain physical, electronic and procedural safeguards to guard nonpublic personal information.

                               GENERAL INFORMATION

Description of the Fund

      The Fund is the sole initial series of units of the New Colony Investment Trust, which was established as a trust under the laws of the State of Delaware on May 9, 2002 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management company. The Fund has no operating history. The Fund's principal office is located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Fund's prospectus and SAI are available upon request and without charge by writing to New Colony Protected Equity Fund at the address above, or by calling 1-888-246-6656.

                            TABLE OF CONTENTS OF SAI


ADDITIONAL INVESTMENT POLICIES.................................................1

INVESTMENT RESTRICTIONS........................................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND....................2

ADDITIONAL INFORMATION ON OPTIONS..............................................5

TRUSTEES AND OFFICERS..........................................................9

LIQUIDITY REQUIREMENTS........................................................14

CODE OF ETHICS................................................................14

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................14

NET ASSET VALUATION...........................................................17

CALCULATION OF FEES...........................................................18

INDEPENDENT AUDITORS..........................................................18

CUSTODIAN AND ADMINISTRATOR...................................................19

TRANSFER AGENT AND DIVIDEND PAYING AGENT......................................19

LEGAL COUNSEL.................................................................19

PORTFOLIO TRANSACTIONS........................................................19

TAXES.........................................................................20

RETIREMENT PLANS..............................................................22

DESCRIPTION OF UNITS..........................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX - FORM OF TRUST AGREEMENT............................................24

                        [INSIDE BACK COVER OF PROSPECTUS]

INFORMATION AND SERVICES

For More Information About New Colony Protected Equity Income Fund:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semi-Annual Reports

Additional information about the Fund's investment and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

By Telephone:

Call Sentry Select toll-free: 1-888-246-6656

By Mail:

Sentry Select Capital Corp.
130 King Street West,
Suite 2850
Toronto, Ontario, Canada M5X 1A4

On the Internet:

You can send us a request by e-mail or read or down-load documents on our websites: www.newcolonytrust.com or www.sentryselect.com.

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet website at www.sec.gov. Copies may be obtained upon payment of duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No broker-dealer, salesperson, or other person is authorized to give you any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations that anyone provides to you. This prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this prospectus is current only as of the date of this prospectus.

                           [back cover of Prospectus]

                            PROSPECTUS (NOT COMPLETE)
                              SUBJECT TO COMPLETION
                                  MAY 10, 2002





                     NEW COLONY PROTECTED EQUITY INCOME FUND
                                   a series of
                           NEW COLONY INVESTMENT TRUST


                           Maximum of 3,000,000 Units
                           Minimum of 1,000,000 Units
                                 $20.00 per Unit





                          INVESTORS CAPITAL CORPORATION
                                   DISTRIBUTOR


Until [ ], 2002 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.

ADVISER                                     INDEPENDENT AUDITORS

Sentry Select Capital Corp.                 KPMG LLP



SUB-ADVISER                                 CUSTODIAN

R.N. Croft Financial Group Inc.             State Street Bank and Trust Company



TRANSFER AGENT                              LEGAL COUNSEL

EquiServe                                   Shearman & Sterling

               STATEMENT OF ADDITIONAL INFORMATION (NOT COMPLETE)
                       SUBJECT TO COMPLETION MAY 10, 2002





                     NEW COLONY PROTECTED EQUITY INCOME FUND
                                   a series of
                           NEW COLONY INVESTMENT TRUST


                           Maximum of 3,000,000 Units
                           Minimum of 1,000,000 Units
                                 $20.00 per Unit



                        130 King Street West, Suite 2850
                        Toronto, Ontario, Canada M5X 1A4
                                 1-888-246-6656

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the New Colony Protected Equity Fund (the "Fund"),the sole initial series of units of New Colony Investment Trust (the "Trust") dated , 2002. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

     Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

     The date of this SAI and the related Prospectus is [ ], 2002.

                                TABLE OF CONTENTS


ADDITIONAL INVESTMENT POLICIES.................................................1

INVESTMENT RESTRICTIONS........................................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND....................2

ADDITIONAL INFORMATION ON OPTIONS..............................................5

TRUSTEES AND OFFICERS..........................................................9

LIQUIDITY REQUIREMENTS........................................................14

CODE OF ETHICS................................................................14

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................14

NET ASSET VALUATION...........................................................17

CALCULATION OF FEES...........................................................18

INDEPENDENT AUDITORS..........................................................18

CUSTODIAN AND ADMINISTRATOR...................................................19

TRANSFER AGENT AND DIVIDEND PAYING AGENT......................................19

LEGAL COUNSEL.................................................................19

PORTFOLIO TRANSACTIONS........................................................19

TAXES.........................................................................20

RETIREMENT PLANS..............................................................22

DESCRIPTION OF UNITS..........................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX - FORM OF TRUST AGREEMENT............................................24

                         ADDITIONAL INVESTMENT POLICIES

     The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Fund's investment adviser is Sentry Select Capital Corp. ("Sentry Select " or the "Adviser").

     Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

                             INVESTMENT RESTRICTIONS

     The Fund's stated fundamental policies, listed below, may not be changed without the vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding securities of an investment company, such as the Fund, means the vote, at an annual or special meeting of the security holders of the Fund, duly called, of 67% or more of the voting securities present at the meeting, if the holders of not more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of more than 50% of the outstanding voting securities of the Fund, whichever is less. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. The Fund's fundamental investment restrictions are as follows:

     (1) The Fund will not invest 25% or more of the value of its total assets in the securities other than U.S. Government securities of issuers engaged in any single industry, measured at the time of the investment.

     (2) The Fund will not issue senior securities representing stock except that, to the extent permitted by the Investment Company Act,
          (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) the Fund may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, its units.

     (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the disposition of its portfolio securities.

     (4) The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     (5) The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     (6) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by funds that invest or deal in real estate.

     The Fund is subject to certain investment criteria that, among other things, limit the equity securities and other securities the Fund may acquire for the Managed Portfolio. None of these criteria, however, is fundamental and all may be changed by the Board of Trustees without approval by, or notice to, the unitholder. The Fund's investment criteria provide that the Fund may:

     (1) purchase securities of an issuer if:such securities are issued by corporations selected from the S&P 100;

     (2) purchase debt securities only if such securities are "cash equivalents";

     (3) write a call option in respect of any security if such security is actually held by the Fund at the time the option is written;

     (4) dispose of any security included in the Fund's Managed Portfolio that is subject to a call option written by the Fund only if such option has either terminated or expired;

     (5) write put options in respect of any security if (i) the Fund is permitted to invest in such securities, and (ii) so long as the options are exercisable, the Fund continues to hold cash equivalents sufficient to acquire the securities underlying the options at the aggregate strike price of such options;

     (6) reduce the total amount of cash equivalents held by the Fund, only if the total amount of cash equivalents held by the Fund remains an amount not less than the aggregate strike price of all outstanding put options written by the Fund;

     (7) purchase call options or put options in respect of any security held in the Managed Portfolio;

     (8)  use call spreads; and

     (9)  use put spreads.

           ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND

     Borrowing. The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The Fund may establish a revolving line of credit (the "Credit Facility") and may borrow pursuant to the Credit Facility. The Fund intends to use the borrowing capability of the Fund in part to attempt to increase the potential returns of the Fund by taking advantage of the spread between the potential income on an additional investment within the Managed Portfolio and the cost of the borrowing, when market conditions are appropriate. It will do so either by purchasing securities on which it would then write covered call options, by purchasing securities in the expectation that they will increase in value or by purchasing cash equivalents in order to write cash covered put options. The use of borrowings for these or other investment purposes involves a high degree of risk because the return on an investment financed by borrowed funds must exceed the costs of borrowing those funds if the investment is to be profitable. Borrowing for investment purposes also increases the volatility of returns earned, because borrowing magnifies both gains and losses.

     The Fund expects that borrowings under the Credit Facility will be secured against all or a portion of the Managed Portfolio. Any Credit Facility will provide that the lenders' recourse against the Fund will be limited to the Managed Portfolio. This provision is intended to ensure that the borrowing under the Credit Facility will not adversely affect the benefits of the Put Contract to the Fund and the unitholders. Neither would it affect the counterparty, under the Put Contract. The Fund may borrow an amount up 25% of the value of all the assets of the Fund (the "Borrowing Capacity"). If the borrowings of the Fund at any time exceed the Borrowing Capacity, the Fund must immediately take such steps as may be necessary to reduce the amount of borrowings to an amount equal to or less than the Borrowing Capacity. The Fund will not borrow funds unless the Put Contract or a replacement agreement has been entered into. If the Put Contract is terminated early and not replaced, the Fund must take such steps to repay all borrowings within 30 days. The Credit Facility will provide that unitholders are in no circumstances and in no way responsible or liable for the obligations of the Fund. The standby fee for undrawn amounts payable by the Fund under the Credit Facility is anticipated to be 0.5% per annum. The initial interest rate payable by the Fund under the Credit Facility is anticipated to be a choice of floating rates, including the prime rate plus 0.5% per annum. The commitment fee payable by the Fund is anticipated to be 1% of the maximum amount available under the Credit Facility.

     The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).

     The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Fund's investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Fund to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     The Board may modify the Fund's borrowing policies, including the percentage limitations, as well as the purposes of borrowings and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the unitholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

     Covered Option Call Writing. The writing of call options by the Fund will involve the selling of call options in respect of some or all of the equity securities held in the Managed Portfolio. Such call options may be either exchange traded options or over-the-counter options. Because call options will be written only in respect of equity securities that are in the Managed Portfolio or when the Fund simultaneously purchases a call option on the same underlying security expiring at the same time or after the short call, and because the investment criteria of the Fund prohibit the sale of securities subject to an outstanding option, the call options will be covered at all times.

     The holder of a call option purchased from the Fund will have the option, exercisable during a specific time period or at expiration, to purchase the securities underlying the option from the Fund at the strike price per security. By writing call options, the Fund will receive option premiums, which are generally paid within one business day of the writing of the option. If at any time during the term of a call option or at expiry, the market price of the underlying securities is above the strike price, the holder of the option would likely exercise the option and the Fund will be obligated to sell the securities to the holder at the strike price per security. Alternatively, the Fund may repurchase a call option which is in-the-money by paying the market value of the call option. If, however, the option is out-of-the-money at expiration of the call option, the holder of the option will likely not exercise the option, the option will expire and the Fund will retain the underlying security. In each case, the Fund will retain the option premium. See "Additional Information on Options."

     The amount of the option premium depends upon, among other factors, the volatility of the price of the underlying security. Generally speaking, the higher the volatility, the higher the option premium. In addition, the amount of the option premium will depend upon the difference between the strike price of the option and the market price of the underlying security at the time the option is written. The lower the amount by which the strike price exceeds the market price, the more likely it is that the option will become in-the-money during the term and, accordingly, the greater the option premium. See "Additional Information on Options."

     If a call option is written on a security in the Managed Portfolio, the amounts that the Fund will be able to realize on the security during the term of the call option will be limited to the dividends received prior to the exercise of the call option during such period plus an amount equal to the sum of the strike price and the premium received from writing the option. In essence, the Fund will forego potential returns resulting from any price appreciation of the security underlying the option being above the strike price in favor of the certainty of receiving the option premium.

     Cash-Covered Put Options, Utilization of Cash Equivalents. The Fund may, from time to time, hold a portion of its assets in cash equivalents. The Fund may also, from time to time, utilize such cash equivalents, to provide cover in respect of the writing of cash-covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to the put options. Such cash-covered put options will only be written in respect of securities in which the Fund is permitted to invest. See "Investment Restrictions."

     The holder of a put option purchased from the Fund will have the option, exercisable during a specific time period or at expiration, to sell the securities underlying the option to the Fund at the strike price per security. By selling put options, the Fund will receive option premiums, which are generally paid within one business day of the writing of the option. The Fund, however, must maintain cash equivalents in an amount at least equal to the aggregate strike price of all securities underlying the outstanding put options that it has written, or have purchased put options on the same underlying securities expiring at the same time as or after the expiry time of the short puts. If at any time during the term of a put option or at expiry, the market price of the underlying securities is below the strike price, the holder of the option may exercise the option and the Fund will be obligated to buy the securities from the holder at the strike price per security. In such case, the Fund will be obligated to acquire a security at a strike price which exceeds the then current market value of such security. If, however, the option is out-of-the-money at the expiration of the put option, the holder of the option will likely not exercise the option and the option will expire. In each case, the Fund will retain the option premium.

     Restricted and Illiquid Securities. The Fund may invest in illiquid securities of issuers selected from the S&P 100, including certain securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions developed, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value, as determined by the valuation policies in good faith by the Board of Trustees.

     Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A ("Rule 144A securities") are illiquid, and thus subject to the Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (i) the frequency of trades and quotes, (ii) the number of dealers and potential purchasers, (iii) the dealer undertakings to make a market, and (iv) the nature of the security and of market place trades (such as the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what steps, if any, are required to insure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers" acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, and meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and to U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

                        ADDITIONAL INFORMATION ON OPTIONS

     Call Option Pricing. Many investors and financial market professionals price call options based on the Black-Scholes Model. In practice, however, actual option premiums are determined in the marketplace and there can be no assurance that the values generated by the Black-Scholes Model can be attained in the market.

     Under the Black-Scholes Model (modified to include dividends), the primary factors which affect the option premium received by the seller of a call option are the following:



o    the volatility of the price of the underlying security       The  volatility of the price of a security  measures the
     security                                                     tendency  of the price of the  security to vary during a
                                                                  specified period. The higher the price volatility, the more likely that the price of that security will fluctuate (either positively or negatively) and the greater the option premium.
                                                                  Price volatility is generally measured in percentage terms on an annualized basis, based on price changes during a period of time immediately prior to or "trailing" the date of calculation.

o    the difference between the strike price and the              The smaller the positive difference (or the larger the
     market price of the underlying security at the time          negative difference), the greater the option premium.
     the option is written

o    the term of the option                                       The longer the term, the greater the call option premium.

o    the "risk-free" or benchmark interest rate in the            The higher the risk-free interest rate, the greater the call
     market in which the option is issued                         option premium.

o    the dividends expected to be paid on the underlying          The greater the dividends, the lower the call option
     security during the relevant term                            premium.




     Annualized Option Premiums. The table below illustrates the sensitivity of annualized option premiums from writing call options on securities to: (i) the average volatility of securities; and (ii) the excess of the strike price over the market price of securities expressed as a percentage of such market price at the time the options on the securities are written (or percentage out-of-the-money). The option premiums are expressed as a percentage and have been calculated using a Black-Scholes Model (modified to include dividends) based on the following assumptions:

     1. the range of volatility shown in the table approximates the range of the historical average volatility of securities between April 30, 1997 and April 30, 2002;

     2. all options are exercisable at maturity and are written at the same percentage out-of-the-money;

     3. all options have a term of 30 or 90 days, respectively (for illustrative purposes only - this assumption is not necessarily indicative of the terms for which and extent to which options will be written by the Fund);

     4.   the risk-free or benchmark interest rate equals 1.751%.

           ANNUALIZED PREMIUMS FROM WRITING 30 AND 90 DAY CALL OPTIONS

                            AVERAGE VOLATILITY RANGE



------------- -------- ----------- ---------- ----------- ------------ ----------- ----------- ----------- -----------
                          15%         20%        25%          30%         35%         40%         45%         50%

                          gross       gross      gross        gross     gross         gross       gross       gross
               % Out   annualized  annualized annualized  annualized   annualized  annualized  annualized  annualized
TIME           of the    option      option     option       option     option       option      option      option
                Money   premium     premium    premium      premium     premium      premium     premium     premium
------------- -------- ----------- ---------- ----------- ------------ ----------- ----------- ----------- -----------
30 day           4%       5.3%       10.5%      16.4%       22.6%        29.1%       35.8%       42.5%       49.3%
30 day           2%      11.2%       17.7%      24.4%       31.2%        38.0%       44.9%       51.9%       58.8%
30 day           0%      21.0%       27.9%      34.9%       41.8%        48.8%       55.7%       62.7%       69.6%
------------- -------- ----------- ---------- ----------- ------------ ----------- ----------- ----------- -----------
90 day           4%       5.9%        9.6%      13.4%       17.3%        21.3%       25.3%       29.3%       33.3%
90 day           2%       8.6%       12.5%      16.5%       20.5%        24.5%       28.5%       32.5%       36.5%
90 day           0%      12.1%       16.1%      20.1%       24.1%        28.1%       32.1%       36.1%       40.1%
------------- -------- ----------- ---------- ----------- ------------ ----------- ----------- ----------- -----------

     The information set forth above is provided for illustrative purposes only and should not be construed as a forecast or projection. No assurance can be given that the annualized option premiums shown in this sensitivity analysis would ever be available or realized. The range of percentage out-of-the-money shown in the above table is based on the range generally utilized by the Sub-Adviser in writing call options. In practice, actual option premiums are determined in the market place and may not necessarily reflect the figures shown in these tables.

     Volatility History. The historical simple average of the trailing 30-day and 90-day volatility (expressed in percentage terms on an annualized basis) of the securities of the S&P 100, for the five years ended April 30, 2002, is as follows:

                       Historical Price Volatility of the
                  Representative Securities (30 day and 90 day)

                              Low        High               Average
     S&P 100 (30 day)        26.0%       62.9%               40.8%
     S&P 100 (90 day)        29.6%       56.2%               41.6%

[CHART (30-DAY HISTORICAL VOLATILITY / 90-DAY HISTORICAL VOLATILITY]


     Source: Bloomberg


The information set forth above is provided for illustrative purposes only, is historical and is not intended to be, nor should it be construed as, a forecast, indication, or projection as to future volatility levels of the Representative Securities.

     Sensitivity Analysis. The table below represents an assessment of the sensitivity of the net return to unitholders from dividends and option premiums of the Fund (excluding any gains or losses on the Fund's portfolio investments, dividend increases or decreases and any amounts paid to close out in-the-money options) to: (i) the average volatility of the individual securities that may comprise the Managed Portfolio; and (ii) the excess of the strike price over the market price of the securities expressed as a percentage of such market price at the time the option is written (or percentage out-of-the money) using the Black-Scholes Model (modified to include dividends) based on the following assumptions:

     1.   the gross proceeds of the offering are $60,000,000;

     2. the amount originally invested, in the Managed Portfolio, including amounts borrowed under the Credit Facility, is $48,077,155 and is fully invested;

     3.   the total initial expenses are $882,845;

     4.   the total commissions payable to the Distributor are 9.40%;

     5. the cost of the Put Contract is 9.00% of the gross proceeds of the offering;

     6. the range of volatility shown in the table approximates the range of the historical 30-day and 90-day trailing average volatility of the securities of the Representative Securities;

     7. all call options are exercisable only at maturity and are written at the same percentage out-of-the-money;

     8. all securities comprising the Fund's Managed Portfolio are subject to 30-day or 90-day call options throughout the relevant period (for illustrative purposes only - this assumption is not necessarily indicative of the extent to which covered call options will be written by the Fund);

     9.   the risk-free or benchmark interest rate equals 1.751%;

     10. there are no realized capital gains or losses on the securities in the Managed Portfolio for the period during which the call options are outstanding;

     11.  the MER of the Fund is 2.00%;

     12.  the targeted distributions are 9.00%;

     13. the Fund draws upon the Credit Facility such that 10% of the gross proceeds of the offering ($6,000,000) is invested in the Managed Portfolio;

     14.  the interest expense of the Credit Facility is 7%; and

     15.  the term of the Fund is 10 years.

     As the information given below excludes any gains on the Managed Portfolio securities, to the extent that the value of the Managed Portfolio is greater than zero on the Termination Date, capital appreciation in the value of the Units above their original issue price will have occurred.

     This information is provided for illustrative purposes only and should not be construed as a forecast or projection. No assurance can be given that the returns shown in this sensitivity analysis will ever be available or realized. The range of percentage out-of-the-money shown in the following table is based on the range expected to be utilized by the Sub-Adviser in writing call options.

                   Illustrative Distributions per $20.00 Unit
                         (Annualized %, Net of Expenses)

                  Average Volatility Range (30-day and 90-day)


-------- ----------- ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

                          15%          20%          25%           30%            35%           40%           45%            50%
                     illustrative  illustrative  illustrative  illustrative  illustrative  illustrative  illustrative  illustrative
          % Out-of-   net option    net option    net option    net option    net option    net option    net option    net option
TIME      the-Money    premium       premium       premium       premium       premium        premium      premium       premium
-------- ----------- ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
30 day       4%          2.2%          6.4%         11.1%         16.1%         21.3%          26.6%        31.9%         37.3%
30 day       2%          6.9%         12.1%         17.5%         22.9%         28.4%          33.9%        39.4%         45.0%
30 day       0%         14.7%         20.3%         25.8%         31.4%         37.0%          42.5%        48.0%         53.6%
-------- ----------- ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
90 day       4%          2.7%          5.6%          8.7%         11.8%         15.0%          18.2%        21.4%         24.6%
90 day       2%          4.9%          8.0%         11.2%         14.4%         17.6%          20.8%        24.0%         27.2%
90 day       0%          7.7%         10.9%         14.1%         17.3%         20.4%          23.6%        26.8%         30.0%
-------- ----------- ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

     Futures and Options Transactions--Additional Regulation. The Fund's use of options and other derivative instruments may subject the Fund to additional regulations. Futures and options transactions by the Fund must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). The Fund intends to conduct its operations in compliance with CFTC Rule 4.5 under the

Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Under CFTC Rule 4.5, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

                              TRUSTEES AND OFFICERS

     The day-to-day business of the Fund is managed by the Fund's management and the Adviser, under the direction, and in accordance with investment objects, of the Board of Trustees. Subject to the provisions of the Fund's Trust Agreement and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Trustees and officers of the Fund, their ages, their business addresses and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4.

                                                  INDEPENDENT TRUSTEES(1)


                                                                                           Number of
                                                                                           Portfolios in
                                                                     Principal             the Fund          Other
                                                Term of Office       Occupation(s)         Complex           Directorships /
Name, Age and           Position(s) Held        and Length of        During Past           Overseen by       Trusteeships
   Address              With the Company        Time Served (1)      Five (5) Years        Trustee           held by Trustee
   -------              ----------------        ---------------      --------------        ------------      ---------------

John Nestor, 64            Trustee              May 2002 to date     President, John            1            Rich Tree, Sentry
                                                                     Nestor Associates                       Select Capital
                                                                                                             Corp., NCE Energy
                                                                                                             Assets (1993)
                                                                                                             Fund, NCE Oil &
                                                                                                             Gas (1993) Fund,
                                                                                                             NCE Energy Assets
                                                                                                             (1994) Fund, NCE
                                                                                                             Oil & Gas (1994)
                                                                                                             Fund, NCE Energy
                                                                                                             Assets (1995)
                                                                                                             Fund, NCE Oil
                                                                                                             &Gas (1995) Fund,
                                                                                                             NCE Energy Assets
                                                                                                             (1996) Fund, NCE
                                                                                                             Oil & Gas (1996)
                                                                                                             Fund, NCE Oil &
                                                                                                             Gas (1997) Fund,
                                                                                                             NCE Flow-Through
                                                                                                             (97) Limited
                                                                                                             Partnership
                                                                                                             (Dissolved), NCE
                                                                                                             Flow-Through (98)
                                                                                                             Limited
                                                                                                             Partnership
                                                                                                             (Dissolved), NCE
                                                                                                             Flow-Through (99)
                                                                                                             Limited
                                                                                                             Partnership
                                                                                                             (Dissolved), NCE
                                                                                                             Flow-Through
                                                                                                             (2000-1) Limited
                                                                                                             Partnership, NCE
                                                                                                             Flow-Through
                                                                                                             (2000-2) Limited
                                                                                                             Partnership, NCE
                                                                                                             Petrofund, NCE
                                                                                                             Flow-Through
                                                                                                             (2001-1) Limited
                                                                                                             Partnership, NCE
                                                                                                             Flow-Through
                                                                                                             (2001-2) Limited
                                                                                                             Partnership, NCE
                                                                                                             Strategic Energy
                                                                                                             Fund, Canada Wood
                                                                                                             Specialties Inc.,
                                                                                                             Sentry Select
                                                                                                             Diversified
                                                                                                             Income Trust,

                                                                                                             Franchise Bancorp,

Donald Joseph Worth, 69    Trustee              May 2002 to date     Independent                1            Sentry Select
                                                                     businessman; Vice                       Capital Corp.,
                                                                     President, Global                       Sentry Select
                                                                     Mining Group of                         Blue-Chip Income
                                                                     Canadian Imperial                       Trust, Corner Bay
                                                                     Bank                                    Silver Inc.,
                                                                                                             Cornerstone
                                                                                                             Capital Resources
                                                                                                             Inc., Labrador
                                                                                                             Iron Ore Royalty
                                                                                                             Income Fund,
                                                                                                             Royal Gold Inc.,
                                                                                                             Tiomin Resources
                                                                                                             Inc.

(1) Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act.

                                                   INTERESTED TRUSTEES(1)



                                                                                           Number of
                                                                                           Portfolios in
                                                                     Principal             the Fund          Other
                                                Term of Office       Occupation(s)         Complex           Director /
Name, Age and           Position(s) Held        and Length of        During Past           Overseen by       Trusteeships
   Address              With the Company        Time Served (1)      Five (5) Years        Trustee           held by Trustee
   -------              ----------------        ---------------      --------------        ------------      ---------------



John Driscoll              Trustee               May 2002 to date      President and             1           NCE Energy Assets
                                                                       Chief Executive                       (1993) Fund, NCE
                                                                       Officer, Sentry                       Oil & Gas (1993)
                                                                       Select, September                     Fund, NCE Energy
                                                                       1997 to date;                         Assets (1994)
                                                                       President, , NCE                      Fund, NCE Oil &
                                                                       Resources Group                       Gas (1994) Fund,
                                                                       since 1984.                           NCE Energy Assets
                                                                                                             (1995) Fund, NCE
                                                                                                             Oil & Gas (1995)
                                                                                                             Fund, NCE Energy
                                                                                                             Assets (1996)
                                                                                                             Fund, NCE Oil &
                                                                                                             Gas (1996) Fund, NCE
                                                                                                             Petrofund, NCE Energy
                                                                                                             Trust, NCE Oil & Gas
                                                                                                             (1997) Fund, NCE
                                                                                                             Flow-Through


                                                                                                             (2000-1)
                                                                                                             Limited Partnership,
                                                                                                             NCE Flow-Through
                                                                                                             (2000-2) Limited
                                                                                                             Partnership, NCE
                                                                                                             Flow-Through (2001-1)
                                                                                                             Limited Partnership,
                                                                                                             NCE Flow-Through
                                                                                                             (2001-2) Limited
                                                                                                             Partnership, NCE
                                                                                                             Strategic Energy
                                                                                                             Fund, Sentry Select
                                                                                                             Capital Corp., Sentry
                                                                                                             Select Diversified
                                                                                                             Income Trust,
                                                                                                             Sentry Select Blue-Chip
                                                                                                             Income Trust, Sentry
                                                                                                             Select Global Index
                                                                                                             Income Trust, Sentry
                                                                                                             Select Focused Growth
                                                                                                             & Income Trust,
                                                                                                             Commercial and
                                                                                                             Industrial Securities
                                                                                                             Income Trust


(1) Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act.

                               Compensation Table
                       Fiscal Year Ended December 31, 2001


                                          Aggregate
                                          Compensation                                                       Total
                                          Paid or Owed                                                       Compensation
                                          From                                                               Paid or Owed
                                          Registrant           Pension or                                    From
                                          for fiscal year      Retirement Benefits                           Registrant and
                                          ending               Accrued As Part of      Estimated Annual      Fund Complex
                                          October 31,          Fund                    Benefits Upon         Paid to
Name of Person, Position                  2002                 Expenses                Retirement            Trustees
------------------------                  -------------        ------------            ----------------      ----------------

John Nestor                                  $4,000               n/a                  n/a                    n/a



Donald Joseph Worth                          $4,000               n/a                  n/a                    n/a


         Additional Information Regarding the Trustees. The following table sets forth information as of December 31, 2001 regarding ownership by the Trustees of the Units of the Fund or any other fund in the same fund complex for which each is also a director or trustee. ("Fund complex" has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to
$100,000; E = over $100,000.

                              INDEPENDENT TRUSTEES

                                                                                    Aggregate Ownership of Equity
                                          Dollar Range of Ownership of Equity       Securities in all Funds Overseen by
                                             Securities in the Fund as of           Trustee in the Fund Complex
                 Name                              December 31, 2001                as of December 31, 2001
                 ----                    ------------------------------------       -----------------------------------


John Nestor                                               n/a                                     C

Donald Joseph Worth                                       n/a                                     A




                              INTERESTED TRUSTEES

                                                                                  Aggregate Ownership of Equity
                                        Dollar Range of Ownership of Equity       Securities in all Funds Overseen by
                                           Securities in the Fund as of           Trustee in the Fund Complex
               Name                              December 31, 2001                as of December 31, 2001
               ----                     -----------------------------------       -----------------------------------


John Driscoll                                             n/a                                     E



         The Fund and the Adviser, and its principal distributor, Investors Capital Corporation, have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

         While the Trust is a Delaware business trust, certain of its Trustees and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Trustees has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Trustees or officers within the United States or effectively to enforce judgments of courts of the United States predicted upon civil liabilities of such officers or Trustees under the federal securities laws of the United States.

         The Fund pays each Trustee who is not an "interested person" as that term is defined in the Investment Company Act (each an "Independent Trustee"), a fee of $500 per meeting of the Board and committees thereof, plus an annual retainer of $4,000. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Independent Trustees who are members of the Audit Committee and the Valuation Committee also receive a fee for each meeting attended. Other officers and Trustees of the Fund receive no compensation.

         Trustees and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by the Adviser or its affiliates.

         The Valuation Committee of the Board has the power to determine the value of securities and assets owned by the Fund and determine the public offering price at which units of the Fund will be issued and sold. The Corporate Governance and Nominating Committee of the Board has the power to nominate trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices and internal controls and to recommend the selection, retention, or termination of the Fund's auditors. All actions taken by a Committee of the Board will be recorded and reported to the full Board at their next meeting following such action.

                             LIQUIDITY REQUIREMENTS

         The Fund's portfolio is not subject to any minimum liquidity requirement, other than those established in connection with the Fund's options program. See "Investment Restrictions."

                                 CODE OF ETHICS

         The Fund and the Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC's website at http://www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         The Board. The Board of the Trust has overall responsibility to manage and control the business operations of the Fund on behalf of the unitholders and to monitor and oversee the Fund's investment program. The Board has approved the Fund's investment program as described in this Prospectus and the SAI. In accordance with the Investment Advisory Agreement and under the supervision of the Board of Trustees, the day-to-day management and control of the business operations of the Fund are performed by the Fund's management and the Adviser. At least a majority of the Board is and will be Independent Trustees. Trustees may be removed in accordance with the Trust agreement upon a majority vote of the outstanding voting securities of the Fund, as defined in the Investment Company Act. See "Trustees and Officers" for identities of the Trustees, executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Trustees and Board membership.

         The Adviser. Under the supervision of the Board and an investment advisory agreement ("Investment Advisory Agreement") with the Fund, the Adviser provides supervisory and administrative services to the Fund, including supervision of the Fund's investment program.

         The Adviser's address is 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Adviser was incorporated under the laws of the Province of Ontario on March 20, 1986. It is engaged in the business of sponsoring and managing investment funds in Canada. The Adviser is responsible for implementing the investment policies of the investment funds and closed-end trusts that it manages together with providing administrative services to such funds. The Adviser is registered as an investment adviser under the Investment Advisers Act. As at March 31, 2002, the Adviser had approximately $500 million in assets under management.

         Subject to the supervision of the Fund's Board, the Adviser will: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies, and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund. In particular, the Adviser will be responsible for the market timing of purchases and sales and for strategies used in managing the Fund's investment portfolio. As necessary, Sentry Select is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

         In performing its investment advisory services for the Fund, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical, and economic data and judgments regarding individual investments, general economic conditions and trends, and long-range investment policy. The Adviser will determine the securities, private equity, and debt interests, instruments, repurchase agreements, options, futures, and other investments and techniques that the Fund will purchase, sell, enter into, or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets.

         The Investment Advisory Agreement provides that the Adviser will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund's officers and employees, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company.

         Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including fees payable to the Adviser and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's administrator and any custodian, subcustodian, transfer agent, and registrar, or dividend disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of Units issued by the Fund; expenses of registering or qualifying Units of the Fund for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, statements of additional information, reports, notices, and dividends to unitholders; costs of stationery; costs of unitholders' and other meetings; litigation expenses; expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); and other expenses.

         The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers, and executive employees of the Fund (including the Fund's interest of payroll taxes, if any) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its other Trustees, officers and employees.

         The Investment Advisory Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Advisory Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

         The Investment Advisory Agreement remains in effect until , and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board who are not parties to the Agreement or interested persons of any party to the Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund. The Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Agreement will automatically be terminated in the event of its assignment, as defined in the Investment Company Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business will not be deemed to be an assignment for the purposes of the Agreement.

         The Fund will pay an asset-based fee to the Adviser for its management services at an annual rate of 1.10% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of its Units. The fee is accrued monthly and paid monthly.

         The Sub-Adviser. Pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement"), the Sub-Adviser, which specializes in asset allocation and option strategies, will assist in making investment decisions for the Fund with regard to the Managed Portfolio and advising the Adviser in matters relating to the Put Contract.

         The Sub-Adviser was incorporated under the laws of the Province of Ontario, Canada on December 5, 1989. The Sub-Adviser is registered as an adviser under the Investment Advisers Act. The offices of Sub-Adviser are located at 302 Green Lane, Thornhill, Ontario, Canada L3T 7A6.

         The services to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement will include making investment decisions for the Fund with regard to the Managed Portfolio and advising the Adviser on the call option writing and put option writing program of the Trust, all in accordance with the investment objectives, strategy and criteria of the Fund. Execution of all Managed Portfolio transactions will be made by the Sub-Adviser. In the purchase and sale of securities for the Fund and the writing of option contracts, the Sub-Adviser will seek to obtain overall services and prompt execution of orders on favorable terms.

         Under the Sub-Advisory Agreement, the Sub-Adviser is required to act at all times on a basis which is fair and reasonable to the Fund, to act honestly and in good faith with a view to the best interests of the Adviser, the Fund and unitholders and, in connection therewith, to exercise the degree of care, diligence and skill that a reasonably prudent portfolio manager would exercise in comparable circumstances. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable in any way for any default, failure or defect in any of the securities of the Fund, nor shall it be liable if it has satisfied the duties and standard of care, diligence and skill set forth above. The Sub-Adviser will, however, incur liability in cases of wilful misconduct, bad faith, negligence or breach of its obligations under the Sub-Advisory Agreement.

         The Sub-Advisory Agreement may be terminated by the Adviser or the Sub-Adviser by providing the other party to the Sub-Advisory Agreement with no less than 60 days' written notice of such termination.

         The Sub-Adviser is entitled to fees for its services under Sub-Advisory Agreement which will be paid by the Adviser out of its management fee and will be reimbursed for all reasonable costs and expenses incurred by the Sub-Adviser on behalf of the Fund. In addition, the Sub-Adviser and each of its directors, officers, employees and agents will be indemnified by the Fund for all liabilities, costs and expenses incurred in connection with any action, suit or proceeding that is proposed or commenced or other claim that is made against the Sub-Adviser or any of its officers, directors, employees or agents in the exercise of its duties as Sub-Adviser, if they do not result from the Sub-Adviser's wilful misconduct, bad faith negligence or breach of its obligations and the Fund has reasonable grounds to believe that the action or inaction that gave rise to the claim was in the best interests of the Fund.

                               NET ASSET VALUATION

         The Net Asset Value on a particular date will be equal to the aggregate value of the assets of the Fund less the aggregate value of the liabilities of the Fund, including any income, net realized capital gains or other amounts payable to unitholders on or before such date expressed in U.S. dollars at the applicable exchange rate on such date. The Net Asset Value per Unit on any day is obtained by dividing the Net Asset Value on such day by the number of

Units then outstanding. The Net Asset Value per Unit will be calculated as of 4:15 p.m. (New York time) ("Valuation Time") on each business day during the year. Such information will be provided by Sentry Select to unitholders on request by calling toll-free 1-888-246-6656 or through the Internet at http://www.sentryselect.com.

         The Net Asset Value per Unit will be calculated in accordance with policies established by the Board that typically require that:

        (a) the value of any cash on hand or on deposit, prepaid expenses, cash dividends declared and interest accrued and not yet received will be deemed to be the face amount of such items, unless the Fund determines that another value properly represents their fair value;

        (b) bonds, debentures, notes, money market instruments and other debt securities will be valued by taking the bid price at the Valuation Time;

        (c) any common stock or other security that is listed or traded in on a stock exchange will be valued at the sale price applicable to a board lot last reported at the Valuation Time on the principal stock exchange on which such security is traded or if no sale price is available at that time, the last closing price quoted for the security but, if bid and ask quotes are available, at the average of the latest bid and asked price rather than the last quoted closing price;

        (d) an option premium received by the Fund relating to a covered clearing corporation option, an option on futures or an over-the-counter option will, so long as the option is outstanding, be reflected as a deferred credit, which will be valued at an amount equal to the current market value of an option that would have the effect of closing the position; any difference resulting from revaluation will be treated as an unrealized gain or loss on investment. The deferred credit will be deducted in arriving at the Net Asset Value;

        (e) any security purchased, the purchase price of which has not been paid, will be included for valuation purposes as a security held, and the purchase price, including brokers' commissions and other expenses, will be treated as a liability of the Fund;

        (f) the value of a forward contract or of a futures contract including the Put Contract, will be the gain or loss with respect thereto that would be realized if, on the date on which Net Asset Value of the Fund is determined, the position in the forward contract or the futures contract, as the case may be, were to be closed out unless "daily limits" are in effect, in which case fair value will be based on the current market value of the underlying interest

        (g) margin paid or deposited in respect of futures contracts and forward contracts will be reflected as an account receivable and margin consisting of assets other than cash shall be noted as held as margin;
        (h) securities that are restricted as to transfer or disposition ("Restricted Securities") will be valued at the lesser of:

                (i) the value thereof based on reported quotations of such Restricted Securities in common use; and

                (ii) that percentage of the market value of securities of the class or series of a class of which the Restricted Securities form part that are not Restricted Securities equal to the percentage that the Fund's acquisition cost was of the market value of such securities at the time of acquisition, but taking into account, if appropriate, the amount of time remaining until the Restricted Securities will cease to be Restricted Securities;

        (i) any security sold but not delivered, pending receipt of the proceeds, will be valued at the net sale price;

        (j) if any date on which Net Asset Value is determined is not a business day, then the securities comprising the Fund's portfolio and other assets of the Fund will be valued as if such date were the preceding business day;

        (k) if any investment cannot be valued under the foregoing rules or if the foregoing rules are at any time considered by the Trustee to be inappropriate under the circumstances, then, notwithstanding the foregoing rules, the Trustee will make such valuation as it considers fair and reasonable;

        (l) the value of all assets of the Fund quoted or valued in terms of foreign currency, the value of all funds on deposit and contractual obligations payable to the Fund in foreign currency and the value of all liabilities and contractual obligations payable by the Fund in foreign currency will be determined using the applicable rate of exchange current at, or as nearly as practicable to, the applicable date on which Net Asset Value is determined; and

        (m) estimated operating expenses of the Fund will be accrued to the date as of which the Net Asset Value is being determined.

                               CALCULATION OF FEES

         If, consistent with the provisions of the Fund's Trust Agreement and currently effective Registration Statement, the determination of Net Asset Value is suspended or Net Asset Value is otherwise not calculated on a particular day, then, for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's Net Asset Value, such fee will be computed on the basis of the Net Asset Value of the Fund as last calculated.

                              INDEPENDENT AUDITORS

         KPMG LLP, whose principal business address is 99 High Street, Boston, MA 02110-2371, has been selected as independent auditor for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

         When available, the Fund will furnish, without charge, a copy of its annual and semi-annual reports to unitholders upon request to the Fund. Unitholders may write to Sentry Select, 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4, or call 1-888-246-6656.

         State Street Bank and Trust Company, whose principal business address is 2 Avenue de Lafayette, 6th Floor, Boston MA 02111-1724, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, and makes periodic reports to the Board concerning the Fund's operations.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

         EquiServe serves as transfer and dividend disbursing agent pursuant to a transfer agency agreement ("Transfer Agency Agreement") with the Fund. Pursuant to the Transfer Agency Agreement, EquiServe issues and provides for repurchases of units, addresses and mails all communications by the Fund to its record owners, including reports to unitholders, distribution notices and proxy materials for any meetings of unitholders, maintains unitholders' accounts, responds to correspondence by unitholders of the Fund, and makes periodic reports to the Board concerning the operations of the Fund.

                                  LEGAL COUNSEL

         Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, act as legal counsel to the Fund.

                             PORTFOLIO TRANSACTIONS

         As discussed elsewhere in this SAI, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of the Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain monthly market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealers. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Fund and may not be used in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that, because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser's investment advice. The investment management fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell units as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

         The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the Investment Company Act and other applicable securities laws.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with the applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

                                      TAXES

         The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes as dividends or capital gain distributions to unitholders, provided that it distributes to unitholders at least 90% of its investment company taxable income and net short-term capital gains each year. The Fund intends to distribute sufficient income to meet this distribution requirement. If the IRS adjusts the Fund's taxable income on audit, the Fund may be able to pay a deficiency dividend in order to meet the 90% requirement for the year to which the adjustment relates and continue to qualify as a regulated investment company.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. While the Fund intends to distribute any income and capital `gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if actually paid during such year or if declared during October, November or December of such year and payable to unitholders of record on a specified date in one of such months, even if actually paid in January of the following year. Any such distribution paid during January of the following year will be taxable to unitholders as of December 31 in the calendar year in which such distributions is declared, rather than on the date on which it is actually paid and received.

        Distributions of investment company taxable income and short-term capital gains ("ordinary income dividends") are taxable to the unitholders as ordinary dividend income regardless of whether the Unitholder receives such distributions in additional Units or in cash. Ordinary income dividends paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions of net capital gains (i.e., the excess of long-term capital gains over net short-term capital losses), if any, are taxable as capital gains to the unitholders, whether or not reinvested and regardless of the length of time a unitholder has owned its units. The maximum capital gains rate for individuals generally is 20%. A reduction in the capital gains tax rate may be available with respect to units acquired after December 31, 2000 and held for more than five years. The maximum capital gains rate for corporate unitholders currently is the same as the maximum tax rate for ordinary income. Distributions in excess of the Fund's earnings and profits first reduce a unitholder's adjusted tax basis in the units and, after such adjusted tax basis is reduced to zero, constitute capital gains to such unitholder (assuming the units are held as a capital asset).

         Upon a sale or exchange (including repurchase) of its Units, a unitholder generally will realize a taxable gain or loss depending on its basis in the units. Such gain or loss will be treated as capital gain or loss if the Units are capital assets in the unitholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the units were held for not more than one year and long-term capital gain if such units were held for more than one year. Any such loss generally will be treated as long-term capital loss if such units were held for more than one year.

         Generally, any loss realized on a sale or exchange of units will be disallowed if other units are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the units are disposed of. In such a case, the basis of the units acquired will be adjusted to reflect the disallowed loss.

         The distribution a unitholder receives from the Fund on the Termination Date will be treated as made in exchange for the units, and any capital gain or loss thereon will be long-term, provided that the units have been held for more than one year as a capital asset. If such distribution exceeds a unitholder's basis in the units, the excess will be treated as gain from the sale or exchange of the units. If a unitholder receives a distribution on the Termination Date, which is less than such basis, the unitholder will recognize a loss to that extent. Any gain or loss recognized by the unitholder will be capital if the units have been held as a capital asset and will be long-term if the units have been held for more than one year.

         Gain or loss realized by the Fund from a closing transaction with respect to call and put options written by the Fund, or gain from the lapse of such options, generally will be treated as short-term capital gain or loss. Gain or loss realized by the Fund from the call and put options purchased by the Fund, as well as any loss attributable to the lapse of such options, generally will be treated as capital gain or loss. Such capital gain or loss, subject to the discussion below, will be long-term or short-term depending upon whether the Fund held the particular option for more than one year.

         Since the Put Contract offsets the Fund's risk of loss with respect to the Managed Portfolio, the Put Contract and the Managed Portfolio will constitute a "straddle" for federal income tax purposes. Individual stocks in the Managed Portfolio and certain other options written or acquired by the Fund, as well as the Put Contract and such other options, may likewise constitute straddles. Special tax rules applicable to straddles will require the Fund to postpone recognition for federal income tax purposes of losses incurred on any sales of stocks in the Managed Portfolio and on certain closing transactions in connection with the Put Contract and/or other options. As a result, the Fund will not be able to reduce its income by such losses. This increases the probability that the Fund will be required to distribute income in excess of realized economic gain in order to comply with the distribution requirements. The Fund may have to borrow in order to meet any such distribution requirement. Moreover, since the Managed Portfolio and the Put Contract will constitute a straddle, the Fund will be required to treat any gains recognized upon sale of stocks in the Managed Portfolio, as well as gains from the Put Contract and/or other options purchased by the Fund, as short-term capital gains, even if the Fund held the Put Contract, such stocks or such options for the long-term capital gain holding period. The Fund will also be required to capitalize (rather than deduct) interest and carrying charges allocable to the Put Contract, such stocks or such options. In addition, to the extent it is considered to have entered into a "conversion" transaction, the Fund will be required to treat a certain portion of its capital gains as ordinary income. In order to avoid some of the onerous aspects of the straddle rules, the Fund is considering making the "mark-to-market" election described in the next paragraph.

        The Fund may be eligible to elect to apply the mark-to-market rules to stocks in the Managed Portfolio, the Put Contract and certain other options, provided that the Fund qualifies as a trader and the Put Contract and such stocks and options are held in connection with the Fund's business of trading. If such election is made, unrealized gains or losses on the Put Contract and such stocks and options will be recognized at the close of the taxable year as if the Put Contract and such stocks and options were sold at their fair market value. Any gain or loss so recognized would be treated as ordinary income or loss. The mark-to-market election would reduce or eliminate the loss deferral impact of the straddle rules. Such election shall apply to the taxable year for which the election is made and all subsequent taxable years unless revoked with the consent of the Internal Revenue Service (the "IRS"). The application of the mark-to-market election is not entirely clear and no assurance can be given that the election by the Fund, if and when made, will be accepted by the IRS. In the event that the Fund makes such election and the IRS is successful in challenging the election (in whole or with respect to some of the Fund's positions), any mark-to-market losses recognized by the Fund with respect to the Put Contract or any such stock or option prior to the disposition thereof may be disallowed to the extent such losses exceed mark-to-market gains previously recognized with respect to the Put Contract or such stock or option, as the case may be. Moreover, if the IRS denies the mark-to-market treatment to all or some of the Fund positions, gains or losses recognized by the Fund would be subject to the straddle rules described above. The Fund has not yet determined whether to make the election.

         The Fund may be required to backup withhold U.S. federal income tax at the rate of 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to unitholders who fail to provide their correct taxpayer identification number and fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Unitholder's U.S. federal income tax liability.

         Ordinary income dividends paid to unitholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. federal withholding tax unless a reduced rate of withholding is provided under the applicable treaty.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations promulgated or proposed thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial, or administrative action, possibly on a retroactive basis. Unitholders are urged to consult their tax advisors regarding specific questions as to federal, state or local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Fund.

                                RETIREMENT PLANS

         Units of the Fund may be purchased by various types of qualified retirement plans. The minimum purchase amount is $2,000. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in units through purchase by any of the retirement plans described below may be obtained by calling 1-888-246-6656. However, it is recommended that anyone considering an acquisition of units by a retirement plan consult a tax adviser before the acquisition is made.

         Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit-sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit-sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

         Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which units may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

         Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the Fund in a Traditional IRA are not taxable until withdrawn.

         Salary Reduction Simplified Employee Pension ("SARSEP"). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in an employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

         Savings Incentive Match Plan for Employees ("Simple IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from an employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

         Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

         Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF UNITS

         The Fund is the sole initial series of units of the Trust and the Trust reserves the right to issue additional series or classes of its units in the future subject to fees, charges, redemption or repurchase rights, and other characteristics different from those of the units offered in the Prospectus and this SAI.

         All units have equal rights and privileges. Each whole unit is entitled to one vote at all meeting of unitholders and is entitled to participate equally with respect to any and all distributions made by the Fund, including distributions of net income and net realized capital gains, and distributions upon the termination of the Fund. Units are issued only as fully paid and are non-assessable.

         The Fund does not currently intend to issue additional units following completion of this offering, except (i) by way of a rights offering to existing unitholders, provided that the net proceeds per unit issued pursuant to the exercise of such rights is not less than the most recently calculated Net Asset Value per unit prior to the issue of such rights, (ii) by way of Unit distributions, or (iii) with the approval of unitholders.

         The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be unitholders of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for or tender for repurchase Units of the Fund without notice to unitholders. Any purchase or redemption of units by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in the Prospectus, this SAI, and the Trust Agreement.

                              FINANCIAL STATEMENTS

         The following comprise the financial statements of the Fund:

o        Independent Auditors' Report

o        Statement of Assets and Liabilities
o        Statement of Operations

o        Notes to the Financial Statements

Independent Auditors Report

                  [To be included in a pre-effective amendment]